                                                       Filed Per Rule 497(c)
                                                           File No. 33-62279

QUEST FOR VALUE                            Joseph M. LaMotta
FAMILY OF FUNDS                            Chairman and
Two world Financial Center                 President
California, NY 10281-1698


                                           October 1995


Dear Quest for Value California Tax-Exempt Fund Shareholder:

     On August 17, Oppenheimer Capital signed a definitive agreement with Oppenheimer Management Corporation (OMC). The Agreement contemplates that OMC would acquire, subject to certain conditions, all of the investment advisory and other contracts and business relationships -- and certain assets and liabilities of Quest for Value Advisors, Quest for Value Distributors and Oppenheimer Capital -- relating to twelve Quest for Value mutual funds.

     One aspect of the acquisition involves the proposed reorganization of your fund and Oppenheimer California Tax-Exempt Fund. As discussed below and in the accompanying proxy statement, your fund's Board of Trustees believes that Quest for Value California Tax-Exempt Fund shareholders would benefit from a reorganization into Oppenheimer California Tax-Exempt Fund.

     A shareholder meeting has been scheduled in November and all shareholders of record on September 25, 1995 are being asked to vote either in person or by proxy. Enclosed you will find a proxy statement detailing the proposals, a ballot card, an Oppenheimer California Tax-Exempt Fund prospectus and a postage-paid return envelope for your convenience.

What is being proposed?

     As stated in the proxy statement, there is one proposal to be voted on by fund shareholders -- approval of an:

     - Agreement and Plan of Reorganization for Quest for Value California Tax-Exempt Fund and the transactions contemplated by the agreement.


     The proxy statement outlines the proposal to reorganize your fund into Oppenheimer California Tax-Exempt Fund, a fund that shares a similar investment objective as well as similar investment policies with your fund.

     As an OppenheimerFunds shareholder, you will have the ability to exchange into any of the more than thirty Oppenheimer funds at no charge. You will also enjoy the other benefits available to OppenheimerFunds shareholders such as AccountLink, which links your mutual fund and bank accounts so that you can have your money electronically transferred to or from your bank and fund account with none of the delays involved in writing or cashing a check. And Oppenheimer's PhoneLink gives you access to your account 24 hours a day to make purchasing, exchanging or redeeming shares more convenient.
                                                               (over please)

     Please read the accompanying prospectus of Oppenheimer California Tax-Exempt Fund for conditions and details.

How do you vote?

     No matter how large or small your investment, your vote is important, so please review the proxy statement carefully. To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today.

     If the reorganization is approved, you would receive shares of Oppenheimer California Tax-Exempt Fund of the same class as you presently hold, equal in dollar value to your investment in Quest for Value California Tax-Exempt Fund (as a result, the number of shares you receive will vary from the number of fund shares you previously held, even though the value will be the same). Of course, no sales charge would be paid on shares received in the reorganization. In addition, you would receive a final dividend distribution from the Quest for Value California Tax-Exempt Fund before the reorganization took place.

     Please contact your financial adviser or call us at 1-800-232-FUND if you have any questions.

     Thank you for your continuing trust in allowing us to manage your investments.

                                Sincerely,

                                /s/ Joseph M. LaMotta
                                ----------------------------------------
                                Joseph M. LaMotta
                                Chairman of the Board and President
                                Quest for Value Family of Funds

                       QUEST FOR VALUE FAMILY OF FUNDS
                         CALIFORNIA TAX-EXEMPT FUND
            One World Financial Center, New York, New York  10281
                               1-800-232-FUND

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD NOVEMBER 16, 1995

To the Shareholders of California Tax-Exempt Fund:

Notice is hereby given that a Special Meeting of the Shareholders of California Tax-Exempt Fund (the "Fund"), a series of Quest for Value Family of Funds (the "Trust"), an open-end, management investment company, will be held at One World Financial Center, New York, New York 10281 on the 40th Floor, at 9:00 A.M., New York time, on November 16, 1995, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon approval of the Agreement and Plan of Reorganization dated as of September 26, 1995 (the "Reorganization Agreement") by and among Oppenheimer California Tax-Exempt Fund ("OPCA"), the Trust, on behalf of the Fund, and Quest for Value Advisors, investment adviser to the Fund, and the transactions contemplated thereby (the "Reorganization"), including (i) the transfer of substantially all the assets of the Fund to OPCA in exchange for Class A shares of OPCA and the assumption by OPCA of certain liabilities of the Fund, (ii) the distribution of such shares of OPCA to shareholders of the Fund in liquidation of the Fund, and
     (iii) the cancellation of the outstanding shares of the Fund (the "Proposal"); and

2. To act upon such other matters as may properly come before the Meeting.

The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on September 25, 1995 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Trust recommends a vote in favor of the Reorganization. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,

Deborah Kaback, Secretary

September 29, 1995

Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

QUESTIONS AND ANSWERS ABOUT THE PROPOSED REORGANIZATION


1.   What is the Reorganization?

     The proposed Reorganization provides for the transfer of substantially all the assets of the Quest for Value California Tax-Exempt Fund (the "Fund") to the Oppenheimer California Tax-Exempt Fund ("OPCA"), in exchange for Class A Shares of OPCA and the assumption by OPCA of certain liabilities of the Fund, the distribution of such shares of OPCA to shareholders of the Fund in liquidation of the Fund, and the cancellation of the outstanding shares of the Fund.

     The number of shares of OPCA that will be issued to shareholders of the Fund will be determined on the basis of the relative net asset values of OPCA and the Fund. Although the number of shares of OPCA issued to a shareholder of the Fund may be more or less than the shareholder's holdings of Fund shares, the value of the shares of OPCA issued in the Reorganization will be equal to the value of the shares previously held in the Fund.

     The Reorganization has been proposed in connection with a proposed acquisition by Oppenheimer Management Corporation ("OMC") of the assets of Quest for Value Advisors, Quest for Value Distributors and Oppenheimer Capital relating to twelve Quest for Value mutual funds (including the Fund) and the assumption by OMC of certain liabilities. OMC is discussed in greater detail below.

     Shareholders are directed to read the accompanying Proxy Statement and Prospectus for further information about the Reorganization and related matters. Additional information about OPCA is set forth in its accompanying Prospectus.


2.   What are the reasons for the Reorganization?

     After an intensive examination of the mutual fund industry, Quest for Value Advisors and Distributors concluded that smaller fund distributors would find it increasingly difficult to compete with larger distributors with greater resources. Based on that conclusion, Quest for Value has chosen to sell certain of its mutual fund related assets to OMC. OMC, the purchaser, is seeking to merge certain of the Quest for Value funds into certain of its funds.


3.   What benefits to shareholders may result from this transaction?

     The Board of Trustees of the Fund determined that, among other things, the Reorganization would afford the shareholders of the Fund: 1) the capabilities and resources of OMC and its affiliates in the area of fixed income investment management, distribution, shareholder services and marketing; and 2) the ability to exchange their shares for a wider variety of portfolios within the OppenheimerFunds family than are currently available to the shareholders of the Fund.

4.   Who is paying the expenses of the Reorganization?

5    All expenses of the Reorganization will be paid by Quest for Value
Advisors and OMC and not the Fund or OPCA shareholders.


5.   Who is Oppenheimer Management Corporation?

     OMC and its subsidiaries are engaged principally in the business of managing, distributing and servicing registered investment companies. OMC has operated as an investment adviser since 1959. Oppenheimer Management Corporation is indirectly controlled by Massachusetts Mutual Life Insurance Company. As of August 31, 1995, OMC and its affiliates had assets of more than $38 billion under management in more than 45 mutual funds.


6.   Do the Oppenheimer funds have a sales charge?

     Yes, other than their money market funds. However, there will be no commission or initial sales charge of any kind charged on OPCA shares received in the Reorganization. The full value of your shares in the Fund will be exchanged for shares of OPCA. However, purchases of Class A shares of OPCA in addition to those received in the Reorganization will be assessed any applicable sales charge. See the accompanying documents for further details.

     OPCA has undertaken that any Fund shareholders entitled to a waiver of or exemption from sales charges pursuant to the policy stated in the Fund's current prospectus will continue to be entitled to such waiver or exemption as a shareholder of OPCA after the Reorganization so long as they continue to meet the applicable eligibility criteria. Other Oppenheimer funds will also provide such waivers and exemptions upon implementation of appropriate prospectus disclosure. For example, those shareholders who, because they were shareholders of the AMA Family of Funds or the Unified Funds were eligible to purchase shares of any Quest for Value fund without a sales charge, after the Reorganization will be eligible to purchase shares of such Oppenheimer funds without a sales charge.


7.   May I exchange between other Oppenheimer funds without charge?

     Yes. As a shareholder of an Oppenheimer fund, you will be able to make exchanges into any of the other Oppenheimer funds without charge. The Quest Fund currently imposes a fee of $5 for every exchange into another Quest for Value fund.


8. Where can I get prospectuses and other information on the Oppenheimer funds?

     Call OppenheimerFunds at 1-(800) 255-2755. They will be pleased to supply you with additional information, including other prospectuses.


9. After the Reorganization, who do I contact about my new OPCA account or to initiate a transaction in that account?

     Once the Reorganization is approved and effected, you will become a shareholder of OPCA. For information about your new OPCA account or to initiate a transaction in that account, you may continue to contact your registered representative at your broker/dealer or, in the alternative, Shareholder Services, Inc. at 1-(800) 525-7048.


10. Will this Reorganization result in any tax liability to the Fund, OPCA or to me as a shareholder?

     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization. Accordingly, no gain or loss will be recognized by Fund shareholders upon the exchange of Fund shares for shares of OPCA. The aggregate tax basis of the OPCA shares received by you will be the same as the aggregate tax basis of your Fund shares immediately prior to the Reorganization. The holding period of the shares of the OPCA to be received by you will include the period during which the Fund shares surrendered in exchange therefore were held.

     Shareholders of the Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing only relates to the Federal income tax consequences of the Reorganization, shareholders of the Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

                       QUEST FOR VALUE FAMILY OF FUNDS
                         CALIFORNIA TAX-EXEMPT FUND
            One World Financial Center, New York, New York 10281
                               1-800-232-FUND

                               PROXY STATEMENT

                         --------------------------

OPPENHEIMER CALIFORNIA TAX-EXEMPT FUND
            Two World Trade Center, New York, New York 10048-0203
                               1-800-525-7048

PROSPECTUS

This Proxy Statement and Prospectus is being furnished to shareholders of California Tax-Exempt Fund (the "Fund"), a series of Quest for Value Family of Funds (the "Trust"), an open-end management investment company, in connection with the solicitation by the Board of Trustees of the Trust (the "Board") of proxies to be used at the Special Meeting of Shareholders of the Fund, to be held at One World Financial Center, New York, New York 10281 on the 40th Floor at 9:00 A.M., New York time, on November 16, 1995, and any adjournments thereof (the "Meeting"). It is expected that this Proxy Statement and Prospectus will be mailed to shareholders on or about October 5, 1995.

At the Meeting, shareholders of the Fund will be asked to consider and vote upon approval of the Agreement and Plan of Reorganization, dated as of September 26, 1995 (the "Reorganization Agreement"), by and among Oppenheimer California Tax-Exempt Fund ("OPCA"), an open-end, management investment company, the Trust, on behalf of the Fund, and Quest for Value Advisors ("QVA"), investment adviser to the Fund, and the transactions contemplated by the Reorganization Agreement (the "Reorganization"). The Reorganization Agreement provides for the transfer of substantially all the assets of the Fund to OPCA in exchange for Class A shares of OPCA and the assumption by OPCA of certain liabilities of the Fund, the distribution of such shares of OPCA to shareholders of the Fund in complete liquidation of the Fund (excluding the Cash Reserve as defined in the Reorganization Agreement) and the cancellation of the outstanding shares of the Fund. A copy of the Reorganization Agreement is attached hereto as Exhibit A and is incorporated by reference herein. As a result of the proposed Reorganization, each shareholder of the Fund will receive that number of Class A shares of OPCA having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Fund. This transaction is being structured as a tax-free reorganization. See "Approval of the Reorganization."

OPCA currently offers Class A and Class B shares, and will publicly offer Class C shares beginning November 1, 1995. Class A shares are sold with a sales charge imposed at the time of purchase (certain purchases aggregating $1.0 million or more are not subject to a sales charge, but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months from the end of the calendar month when purchased); Class B shares are sold without a front-end sales charge but may be subject to a CDSC if redeemed within six years of the date of purchase; and Class C shares are sold without a front end sales charge but may be subject to a CDSC if not held for one year. Shareholders of the Fund will receive Class A shares of OPCA and no initial sales charge will be imposed on the OPCA Class A shares received by the Fund's shareholders.

OPCA is a mutual fund that seeks the maximum current income exempt from Federal and California income taxes for individual investors that is consistent with preservation of capital. Under normal market conditions, OPCA invests at least 80% of its total assets in Municipal Obligations (as defined below) and at least 65% of its total assets in California Municipal Obligations (as defined below). However, in times of unstable economic or market conditions, OPCA may deem it advisable to invest temporarily an unlimited amount of its total assets in certain taxable instruments. OPCA also uses hedging instruments to seek to reduce the risks of market fluctuations that affect the value of the securities it holds.

OPCA has filed with the U.S. Securities and Exchange Commission (the "SEC") a Registration Statement on Form N-14 (the "Registration Statement") relating to the registration of shares of OPCA to be offered to the shareholders of the Fund pursuant to the Reorganization Agreement. This Proxy Statement and Prospectus relating to the Reorganization also constitutes a Prospectus of OPCA filed as part of such Registration Statement. Information contained or incorporated by reference herein relating to OPCA has been prepared by and is the responsibility of OPCA. Information contained or incorporated by reference herein relating to the Fund has been prepared by and is the responsibility of the Fund.

This Proxy Statement and Prospectus sets forth concisely information about OPCA that a prospective investor should know before voting on the Reorganization. The following documents have been filed with the SEC and are available without charge upon written request to Quest for Value Distributions ("QVD"), the general distributor for the Fund, at P.O. Box 3567, Church Street Station, New York, New York 10277-1296 or by calling the toll-free number for the Fund shown above: (i) a Prospectus for the Fund, dated December 1, 1994 (information about the Fund is incorporated herein by reference from the Fund's Prospectus); and (ii) a Statement of Additional Information about the Fund, dated December 1, 1994 (the "Fund Additional Statement").

The following documents have been filed with the SEC and are available without charge upon written request to the transfer and shareholder servicing agent for OPCA, Oppenheimer Shareholder Services ("OSS"), P.O. Box 5270, Denver, Colorado 80217, or by calling the toll-free number for OPCA shown above: (i) a Prospectus for OPCA dated April 25, 1995, as supplemented July 14, 1995 which is incorporated herein by reference; (ii) a Statement of Additional Information about OPCA, dated April 25, 1995, as supplemented July 14, 1995 (the "OPCA Additional Statement"), which contains more detailed information about OPCA and its management, and
(iii) a Statement of Additional Information relating to the Reorganization described in this Proxy Statement and Prospectus (the "Additional Statement"), dated September 29, 1995 filed as part of the OPCA Registration Statement on Form N-14 which is incorporated herein by reference and includes, among other things, the Fund's Prospectus and Additional Statement and the OPCA Additional Statement.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

Shares of either OPCA or the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Proxy Statement and Prospectus is dated September 29, 1995.

                              TABLE OF CONTENTS
                       PROXY STATEMENT AND PROSPECTUS

COMPARATIVE FEE TABLES. . . . . . . . . . . . . . . . . . . . . . . . . . 5

SYNOPSIS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
  Parties to the Reorganization . . . . . . . . . . . . . . . . . . . . . 9
  The Reorganization. . . . . . . . . . . . . . . . . . . . . . . . . . . 9
  Tax Consequences of the Reorganization. . . . . . . . . . . . . . . . .10
  Investment Objectives and Policies. . . . . . . . . . . . . . . . . . .10
  Investment Advisory and Distribution Plan Fees. . . . . . . . . . . . .11
  Purchases, Exchanges and Redemptions. . . . . . . . . . . . . . . . . .12

PRINCIPAL RISK FACTORS. . . . . . . . . . . . . . . . . . . . . . . . . .14

APPROVAL OF THE REORGANIZATION (The Proposal) . . . . . . . . . . . . . .17
  Background. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .17
  Acquisition Agreement . . . . . . . . . . . . . . . . . . . . . . . . .18
  Board Approval of the Reorganization. . . . . . . . . . . . . . . . . .19
  The Reorganization. . . . . . . . . . . . . . . . . . . . . . . . . . .21
  Tax Aspects of the Reorganization . . . . . . . . . . . . . . . . . . .23
  Capitalization Table (Unaudited). . . . . . . . . . . . . . . . . . . .26

COMPARISON BETWEEN OPCA AND THE FUND. . . . . . . . . . . . . . . . . . .26
  Comparison of Investment Objectives, Policies and Restrictions. . . . .26
  Special Investment Methods. . . . . . . . . . . . . . . . . . . . . . .29
  Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . .31
  Additional Comparative Information. . . . . . . . . . . . . . . . . . .31
  OPCA Performance. . . . . . . . . . . . . . . . . . . . . . . . . . . .33

INFORMATION CONCERNING THE MEETING. . . . . . . . . . . . . . . . . . . .34
  The Meeting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .34
  Record Date; Vote Required; Share Information . . . . . . . . . . . . .34
  Proxies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .35
  Costs of the Solicitation and the Reorganization. . . . . . . . . . . .36

MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .37
  Financial Information . . . . . . . . . . . . . . . . . . . . . . . . .37
  Public Information. . . . . . . . . . . . . . . . . . . . . . . . . . .38

OTHER BUSINESS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .39

EXHIBIT A -  Agreement and Plan of Reorganization, dated as of September
             26, 1995, by and among Oppenheimer California Tax-Exempt
             Fund, Quest for Value Family of Funds, on behalf of California Tax-Exempt Fund, and Quest for Value Advisors . A-1

EXHIBIT B - Purchase Price Formula Pursuant to the Acquisition
             Agreement  . . . . . . . . . . . . . . . . . . . . . . . . .B-1


                           COMPARATIVE FEE TABLES

Shareholders pay certain expenses directly, such as sales charges and account transaction charges. The schedule of such charges is substantially the same for both OPCA and the Fund (collectively the "Funds"), except as noted below. Shareholders of the Fund will receive Class A shares of OPCA. OPCA also offers Class B shares, and will publicly offer Class C shares beginning November 1, 1995.

                                                Oppenheimer California
                                                    Tax-Exempt Fund
                                             Class A   Class B    Class C

Transaction Charges

Maximum Sales Charge on Purchases            4.75%     None       None
  (as a % of offering price)
Sales Charge on Reinvested Dividends         None      None       None
Deferred Sales Charge                        None(1)   5.0%(2)    1.0%(3)
  (as a % of the lower of the original
  purchase price or redemption proceeds)
Exchange Fee                                 None      None       None

                                             California Tax-Exempt Fund

Maximum Sales Charge on Purchases                      4.75%
  (as a % of offering price)
Sales Charge on Reinvested Dividends                   None
Deferred Sales Charge                                  None
  (as a % of the lower of the original
  purchase price or redemption proceeds)
Exchange Fee                                           $5.00

(1)If you invest more than $1 million in Class A shares, although you will generally not pay an initial sales charge, you may have to pay a sales charge of up to 1.0% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. This deferred sales charge will be waived for shares acquired in the Reorganization.

(2)If you redeem Class B shares within six years of the beginning of the month in which you purchase them, you may have to pay a contingent deferred sales charge starting at 5.0% in the first year and declining thereafter.

(3)If you redeem Class C shares within 12 months of the beginning of the calendar month of buying them, you may have to pay a 1.0% contingent deferred sales charge.

Expenses of the Fund and OPCA; Pro Forma Expenses

The funds each pay a variety of expenses directly for management of their assets, administration, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each of OPCA and the Fund. The following calculations are based on the restated expenses of the Fund and Class A expenses of OPCA for the 6 months ended June 30, 1995 and the 12 months ended December 31, 1994. These amounts are shown as a percentage of the average net assets of the Fund and of Class A shares of OPCA for those periods (for the 6 months ended June 30, 1995, the percentages are annualized). The pro forma fees reflect what the fee schedule would have been at June 30, 1995 and December 31, 1994 if the Reorganization had occurred six months or twelve months, respectively, prior to those dates.

                                6 Months Ended June 30, 1995(1)12 Months Ended December 31, 1994
                             Oppenheimer                   Oppenheimer
                             California Tax-  California   California Tax-  California
                             Exempt Fund/     Tax-Exempt   Exempt Fund/     Tax-Exempt
                             Class A          Fund(2)      Class A          Fund(2)

Management Fee               0.58%            0.30%        0.59%            0.30%
12b-1 Fee                    0.25%            0.10%        0.25%            0.10%
Other Expenses               0.10%            0.60%        0.12%            0.60%

Total Fund Operating Expenses0.93%            1.00%        0.96%            1.00%


                                           Pro Forma Combined Fund
                             6 Months Ended      12 Months Ended
                             June 30, 1995(1)    December 31, 1994

Management Fee               0.58%               0.58%
12b-1 Fee                    0.25%               0.25%
Other Expenses               0.10%               0.12%

Total Fund Operating Expenses0.93%               0.95%

[FN]
(1)Annualized.

(2)"Management Fees" and "Other Expenses" have been restated to reflect certain voluntary expense limitations and waivers in effect since April 30, 1995: (i) a voluntary expense undertaking by QVA to limit the Fund's annualized operating expenses to no more than 1.00% of average daily net assets, and (ii) a waiver of a portion of the management fee to effectuate such limitation. Without such limitations and waivers, "Total Fund Operating Expenses" would have been 1.21% and 1.14% for the six months ended June 30, 1995 and the year ended December 31, 1994. Expense limitations and waivers prior to April 30, 1995 were higher, with actual management fees charged representing 0.23% and 0.14% of average daily net assets for the six months ended June 30, 1995 and the year ended December 31, 1994, respectively. Actual "Other Expenses" represented 0.61% and 0.54% of average daily net assets for such six month and one-year periods, respectively. Without such voluntary expense limitations and waivers, the Fund's management fee would have been 0.50% of average daily net assets for each such period. "12b-1 Fees" have been restated to reflect the rate in effect since
   September 1, 1994. Actual 12b-1 fee payments were 0.10% and 0.03% of average daily net assets for the six months ended June 30, 1995 and the year ended December 31, 1994, respectively. All percentages given for the six months ended June 30, 1995 have been annualized. Quest for Value Distributors, Inc. ("QVD"), the Fund's distributor, has no present intention of charging the full service fee of 0.25% of average annual net assets.

Examples

To attempt to show the effect of these expenses on an investment over time, the examples shown below have been created. Assume that you make a $1,000 investment in either the Fund or OPCA or the new combined fund and that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above for the 6 months ended June 30, 1995 and for the 12 months ended December 31, 1994.

Based on the rate of "Total Fund Operating Expenses" shows above for the six months ended June 30, 1995, if you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown:

                          1 year      3 years     5 years     10 years

Oppenheimer California
Tax-Exempt Fund/Class A
   Shares                 $57         $76         $ 97        $156

California Tax-
Exempt Fund               $57         $78         $100        $164

Pro Forma Combined
Fund/Class A Shares       $57         $76         $97         $156

If you did not redeem your investment, it would incur the following expenses:

                          1 year      3 years     5 years     10 years

Oppenheimer California
Tax-Exempt Fund/Class A
   Shares                 $57         $76         $97         $156

California Tax-
Exempt Fund               $57         $78         $100        $164

Pro Forma Combined
Fund/Class A Shares       $57         $76         $97         $156

Based on the rate of "Total Fund Operating Expenses" shows above for the 12 months ended December 31, 1994, if you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown:

                          1 year      3 years     5 years     10 years

Oppenheimer California
Tax-Exempt Fund/Class A
   Shares                 $57         $77         $ 98        $160

California Tax-
Exempt Fund               $57         $78         $100        $164

Pro Forma Combined
Fund/Class A Shares       $57         $76         $ 98        $159

If you did not redeem your investment, it would incur the following expenses:

                          1 year      3 years     5 years     10 years

Oppenheimer California
Tax-Exempt Fund/Class A
   Shares                 $57         $77         $98         $160

California Tax-
Exempt Fund               $57         $78         $100        $164

Pro Forma Combined
Fund/Class A Shares       $57         $76         $98         $159

                                  SYNOPSIS

The following is a synopsis of certain information contained or incorporated by reference in this Proxy Statement and Prospectus and presents key considerations for shareholders of the Fund to assist them in determining whether to approve the Reorganization. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Exhibits hereto. Shareholders should carefully review this Proxy Statement and Prospectus and the Exhibits hereto in their entirety and, in particular, the current Prospectus of OPCA which accompanies this Proxy Statement and Prospectus and is incorporated by reference herein.

Parties to the Reorganization

OPCA is a non-diversified, open-end, management investment company organized as a Massachusetts business trust in 1988. OPCA is located at Two World Trade Center, New York, New York 10048-0203. Oppenheimer Management Corporation ("OMC") acts as investment adviser to OPCA. Oppenheimer Funds Distributor, Inc. ("OFDI"), a subsidiary of OMC, acts as the distributor of OPCA's shares. Additional information about OPCA is set forth below.

The Fund, a diversified fund, is a series of Quest for Value Family of Funds (the "Trust"), an open-end, management investment company organized as a Massachusetts business trust in 1987. The Fund commenced operations on August 14, 1990. The Fund is located at One World Financial Center, New York, New York 10281. QVA acts as investment adviser to the Fund. QVD acts as the distributor of the Fund's shares. QVA and QVD are majority-owned subsidiaries of Oppenheimer Capital, an institutional investment manager. OMC is not related to Oppenheimer Capital, nor its affiliate, the brokerage firm Oppenheimer & Co., Inc. Additional information about the Fund is set forth below.

The Reorganization

The Reorganization Agreement provides for the transfer of substantially all the assets of the Fund to OPCA in exchange for Class A shares of OPCA and the assumption by OPCA of certain liabilities of the Fund. The Reorganization Agreement also provides for the distribution of OPCA Class A shares to the Fund shareholders in complete liquidation of the Fund (excluding the Cash Reserve as defined in the Reorganization Agreement). As a result of the Reorganization, each Fund shareholder will receive that number of full and fractional OPCA Class A shares equal in value to such shareholder's pro rata interest in the net assets transferred to OPCA as of the Valuation Date (as hereinafter defined). For further information about the Reorganization, see "Approval of the Reorganization" below.

For the reasons set forth below under "Approval of the Reorganization - Reasons for the Reorganization," the Board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has concluded that the Reorganization is in the best interests of the Fund and its shareholders and that the interests of existing Fund shareholders will not be diluted as a result of the Reorganization, and recommends approval of the Reorganization by Fund shareholders. The Board of Trustees of OPCA has also approved the Reorganization and determined that the interest of the existing shareholders of OPCA will not be diluted as a result of the Reorganization. If the Reorganization is not approved, the Fund will continue in existence and the Board will determine whether to pursue alternative actions. "Approval of the Reorganization" sets forth certain information with respect to the background of the Reorganization, including other transactions and agreements entered into, or contemplated to be entered into, by OMC, QVA and their respective affiliates.

Approval of the Reorganization will require the affirmative vote of a majority of the shares of the Fund represented in person or by proxy at the Meeting and entitled to vote at the Meeting. See "Information Concerning the Meeting - Record Date; Vote Required; Share Information."

Tax Consequences of the Reorganization

As a condition to the closing of the Reorganization, the Fund and OPCA will have received an opinion to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. As a result of such tax-free reorganization, no gain or loss would be recognized by the Fund, OPCA, or the shareholders of either fund for Federal income tax purposes. For further information about the tax consequences of the Reorganization, see "Approval of the Reorganization -
 Tax Aspects of the Reorganization" below.

Investment Objectives and Policies

The investment objectives of OPCA and the Fund are similar. OPCA seeks the maximum current income, and the Fund seeks as high a level of current income, exempt from Federal and California individual income taxes as is consistent with preservation of capital. Both funds seek their investment objective by investing, under normal market conditions, at least 80% of their respective total (as to OPCA) or net (as to the Fund) assets in Municipal Obligations, and at least 65% of their respective total (as to OPCA) or net (as to the Fund) assets in California Municipal Obligations.

Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multi-state agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. California Municipal Obligations are obligations of the State of California and its political subdivisions, and their respective agencies, authorities or instrumentalities, the interest from which is, in the opinion of bond counsel to the issuer, not subject to California individual income tax.

The Fund invests primarily in Municipal Obligations and California Municipal Obligations rated investment grade or, if unrated, determined by QVA to be of comparable quality. No more than 25% of OPCA's total assets may be invested in Municipal Obligations rated below investment grade (or, if unrated, judged by OMC to be comparable to Municipal Obligations rated below investment grade).

Each of the funds may also write covered calls (and, as to the Fund, write covered puts) to seek income and may use options and futures (and as to OPCA, interest rate swaps) to establish a position in the securities market as a temporary substitute for purchasing individual securities. Each of the funds may use hedging instruments to try to manage investment risks. OPCA may also use certain derivative investments, such as inverse floating rate municipal bonds, to seek income.

Although the respective investment objectives of the Fund and OPCA are generally similar, shareholders of the Fund should consider certain differences in the policies, practices and restrictions employed to seek to achieve such objectives. See "Comparison Between OPCA and the Fund - Investment Objectives and Policies."

Investment Advisory and Distribution Plan Fees

The funds obtain investment management services from their investment advisers pursuant to the terms of their respective investment advisory agreements. The management fee is payable to the investment advisers monthly and is computed on the net asset value of each fund as of the close of business each day.

OPCA pays a management fee which declines on additional assets as OPCA increases its assets, at the annual rate of 0.60% of the first $200 million of net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of net assets over $1 billion. The management fee payable by the Fund to QVA is at the annual rate of 0.50% of net assets.

OPCA, for each of its Class A, Class B and Class C shares, and the Fund have each adopted separate service and/or distribution plans pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the plans, Class A, Class B and Class C shares of OPCA and shares of the Fund are authorized to pay OFDI and QVD, respectively, in connection with the distribution of shares and the servicing of shareholder accounts that hold the fund's shares.
The plans for OPCA and the Fund provide for payments at a fixed rate to compensate OFDI and QVD, respectively, except for OPCA's Class A Service Plan, which provides for reimbursement of OFDI's expenses at a rate not to exceed a fixed rate. The current annual fee payable by shares of OPCA and the Fund pursuant to their service and/or distribution plans is: (i) as to Class A shares of OPCA and shares of the Fund, a maximum annual 0.25% (as a service fee) and (ii) as to Class B and Class C shares of OPCA, an annual 1.00% (consisting of a 0.25% service fee and 0.75% "asset-based sales charge"), respectively, of average annual net assets.

Prior to September 1, 1994, QVD assumed all distribution-related expenses without compensation from the Fund. Since September 1, 1994, the Fund has paid QVD a service fee under the 12b-1 plan at the annual rate of 0.10% of average net assets.

Purchases, Exchanges and Redemptions

Purchases. Purchases of shares of OPCA may be made through the distributor for OPCA or through any dealer, broker or financial institution that has a sales agreement with OFDI. Initial purchases of shares of the Fund must be made through a broker or dealer having a sales agreement with QVD; subsequent purchases may also be made directly through QVD by mailing payments to the Fund's transfer agent. In addition, a shareholder of OPCA may purchase shares automatically from an account at a domestic bank or other financial institution under the "OppenheimerFunds AccountLink" service. Class A shares of OPCA and shares of the Fund are sold subject to an initial sales charge. Class B and Class C shares of OPCA are generally sold without a front-end sales charge but may be subject to a CDSC upon redemption as described below. See "Comparative Fee Tables -- Transaction Charges," above for a complete description of such sales charges.

The Class A shares of OPCA to be issued under the Reorganization Agreement will be issued by OPCA at net asset value without a sales charge. The sales charge on Class A shares of OPCA will only affect shareholders of the Fund to the extent that they desire to make additional purchases of Class A shares of OPCA in addition to the shares which they will receive as a result of the Reorganization. Future dividends and capital gain distributions of OPCA, if any, may be reinvested without sales charge into Class A shares of OPCA or of any other fund within the OppenheimerFunds family. OPCA has undertaken that any Fund shareholders entitled to a waiver of sales charges or an exemption from sales charges pursuant to Fund policy as stated in its Prospectus dated December 1, 1994 shall continue to be entitled to such waiver or exemption as a shareholder of OPCA after the Reorganization so long as they continue to meet the applicable eligibility criteria. Each other Oppenheimer fund shall also provide such waivers and exemptions upon implementation of appropriate prospectus disclosure.

Exchanges. Shareholders of OPCA and the Fund may exchange their shares at net asset value for shares of the same class of mutual funds distributed by OFDI and QVD, respectively, subject to certain conditions. For purposes of the exchange privilege, shares without a class designation are considered as "Class A" shares. OPCA offers automatic exchange plans providing for systematic exchanges from OPCA of a specified amount for shares of the same class of other funds within the OppenheimerFunds family.

Redemptions. Class A shares of OPCA (other than shares subject to the Class A CDSC) and shares of the Fund may be redeemed without charge at their respective net asset values per share calculated after the redemption order is received and accepted; however, certain large investments in Class A shares of OPCA that were exempt from the front-end sales charge upon purchase may be subject to a CDSC upon redemption. Such CDSC will be waived for shares issued pursuant to the Reorganization. See "Comparative Fee Tables - Transaction Charges," above. Class B shares of OPCA may be redeemed at their net asset value per share, subject to a maximum CDSC of 5.0% for redemptions occurring within six years of purchase. Class C shares of OPCA may be redeemed at their net asset value per share, subject to a CDSC of 1% if such shares are redeemed during the first 12 months following their purchase.

Shareholders of OPCA may reinvest redemption proceeds of Class A shares on which an initial sales charge was paid, or Class B shares that were purchased by reinvesting dividends or distributions or that were subject to the Class B CDSC when redeemed, within six months of a redemption at net asset value in Class A shares of OPCA or any of numerous mutual funds within the OppenheimerFunds family. This reinvestment privilege is not available for Class C shares of OPCA. Shareholders of the Fund that reinvest redemption proceeds in another fund in the Quest Funds family within 60 days will be reinstated as a shareholder with the same privileges regarding the non-payment of sales charges that apply to exchanges. This reinvestment privilege may be exercised only once each calendar year.

Shareholders of the funds may redeem their shares by written request or by telephone request in certain stated amounts, or they may arrange to have share redemption proceeds wired, for a fee, to a pre-designated account at a U.S. bank or other financial institution that is an automated clearing house ("ACH") member. Checkwriting privileges on Fund shares and on Class A shares of OPCA are also available. Upon 30 days' notice, the Fund may redeem accounts that, because of redemptions, are valued at less than $500. OPCA may redeem accounts valued at less than $200 if the account has fallen below such stated amount for reasons other than market value fluctuations. OPCA and the Fund offer automatic withdrawal plans providing for systematic withdrawals of a specified amount from the fund account.

                           PRINCIPAL RISK FACTORS

In evaluating whether to approve the Reorganization and invest in OPCA, shareholders should carefully consider the following summary of risk factors relating to both OPCA and the Fund, in addition to the other information set forth in this Proxy Statement and Prospectus. A more complete description of risk factors for each fund is set forth in the Prospectuses of the funds and their respective Statements of Additional Information. As a general matter, OPCA and the Fund are intended for investors seeking current income exempt from Federal and California state income tax and not for investors seeking capital appreciation. There is no assurance that either OPCA or the Fund will achieve its investment objective and investment in the funds is subject to investment risks, including the possible loss of the principal amount invested.

Investments in Municipal Obligations

Both funds seek their investment objective by investing at least 80% of their respective total (as to OPCA) or net (as to the Fund) assets in Municipal Obligations, and at least 65% of their total (as to OPCA) or net (as to the Fund) assets in California Municipal Obligations.

The Fund is classified as a diversified investment company under the 1940 Act while OPCA is a non-diversified investment company. As a result, OPCA may invest a larger proportion of its assets in the securities of a smaller number of issuers than the Fund and may be subject to greater market risk and volatility than the Fund. Because both funds concentrate their investments in California Municipal Obligations, a default or financial crisis relating to any of such issuers could adversely affect the market value and marketability of such obligations and the interest income and repayment of principal from them to the fund.

The Fund invests primarily in Municipal Obligations rated at the time of purchase within the four highest ratings assigned by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's") or Fitch Investors Service ("Fitch"), or, if unrated, determined by QVA to be of comparable quality. These ratings are referred to as "investment grade." The Fund expects to maintain liquidity through the purchase of short-term Municipal Obligations rated at the time of purchase within the two highest ratings assigned by Moody's, Standard & Poor's or Fitch. OPCA may invest up to 25% of its total assets in Municipal Obligations rated below investment grade at the time of purchase, or, if unrated, determined by OMC to be of comparable quality to securities rated below investment grade. Municipal Obligations rated below investment grade have an increased credit risk that the issuer may not make interest or principal payments as they become due and are generally subject to greater fluctuations in market value than investment grade bonds. A subsequent downgrade in a rating to less than investment grade will not require either the Fund or OPCA to dispose of a security.

Inverse Floaters and Other Derivative Investments. OPCA may invest in inverse floating rate municipal bonds, a type of "derivative investment." In general, a derivative investment is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future or index. In the broadest sense, derivative investments include exchange-traded options and futures contracts, which both OPCA and the Fund may use for hedging purposes. Other derivative investments, such as inverse floaters, offer the potential for increased income and principal value. Yields on inverse floaters move in the opposite direction from short-term interest rates and typically change at a multiple of changes in such rates. A risk of inverse floaters is that their market value could be expected to vary to a much greater extent than the market value of other Municipal Obligations that are not derivative investments but that have similar credit quality, redemption provisions and maturities. OPCA anticipates that under normal circumstances it will invest no more than 10% of its total assets in inverse floaters.

Credit Risk and Interest Rate Risk

The values of Municipal Obligations will vary as a result of changing evaluations by rating services and investors of the ability of the issuers of such securities to meet interest and principal payments. Such values will also change in response to changes in prevailing interest rates. Should interest rates rise, the values of outstanding fixed-rate Municipal Obligations will probably decline and (if purchased at principal amount) would sell at a discount. If interest rates fall, the values of outstanding fixed-rate Municipal Obligations will probably increase and (if purchased at principal amount) would sell at a premium. Changes in the values of fixed-rate Municipal Obligations owned by the Fund or OPCA arising from these or other factors will not affect interest income derived from those securities but will affect the Fund's and OPCA's net asset values per share.

Market Risk

It is possible that the Fund from time to time will invest more than 25% of its total assets in a particular segment of the Municipal Obligations market, such as hospital revenue bonds, housing agency bonds, industrial development bonds or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or declining markets or needs for the projects) might also affect other bonds in the same segment, thereby potentially increasing market risk. OPCA will not invest more than 25% of its total assets in securities paying interest from revenues of similar types of projects. Neither OPCA nor the Fund will invest 25% or more of its total assets in any one industry. Neither the Fund nor OPCA will invest more than 25% of its respective total assets in securities of issuers located in the same state (other than California).

Repurchase Agreements

The funds may enter into repurchase agreements of seven days or less without limit and may invest up to 10% of their respective net assets in repurchase agreements having a maturity beyond seven days. In a repurchase agreement, a fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the funds may experience costs or delays in disposing of the collateral and may experience losses if there is any delay in doing so. The Fund has no present intention of entering into repurchase agreements.

Options, Futures and Interest Rate Swaps

The funds may purchase and sell certain kinds of put and call options and futures on debt securities and broadly-based municipal bond indices. OPCA may also enter into interest rate swap agreements with respect to securities it holds, for hedging purposes. These instruments are all referred to as "hedging instruments". The funds may use certain of these instruments, such as writing covered call and put options, to generate income in the form of premiums received from the purchaser of the option. Hedging instruments and their special risks are described below in "Comparison Between OPCA and the Fund".

Loans of Portfolio Securities

To attempt to increase its income or to raise cash for liquidity purposes, OPCA may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Trustees. Each loan must be collateralized in accordance with applicable regulatory requirements. After any loan, the value of the securities loaned must not exceed 25% of the value of OPCA's total assets. There are some risks in connection with securities lending. OPCA might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. OPCA presently does not intend to engage in loans of securities in excess 5% of the value of its total assets. The Fund is authorized to lend its portfolio securities, but has no present intention of doing so.

                       APPROVAL OF THE REORGANIZATION
                               (The Proposal)

Background

Oppenheimer Capital, the parent of QVA, the current investment adviser to the Fund, in the course of a review of its business, recently concluded that it should concentrate on its core investment management business and not continue in the retail distribution of mutual funds. The retail mutual fund market requires significant assets per fund and in the aggregate for a mutual fund family to cover normal costs, significant capital investment in new products and services, financing for Class B and Class C shares and sales support. Certain funds advised by QVA other than the Fund offer Class B and Class C shares. Consequently, it has become increasingly difficult for relatively small mutual fund operations, with assets less than $10 billion, to compete. Sometime after this determination was made, representatives of OMC approached Oppenheimer Capital about acquiring certain of its mutual fund assets.
Representatives of OMC, Oppenheimer Capital, QVD and QVA held meetings beginning in April, 1995. Following the negotiation of the terms of an acquisition agreement and related agreements, an acquisition agreement (the "Acquisition Agreement") was executed by OMC, Oppenheimer Capital, QVD and QVA on August 17, 1995.

The Reorganization described in this Proxy Statement and Prospectus is one aspect of the overall Acquisition (as hereinafter defined) contemplated by the Acquisition Agreement described below. The consummation of the Acquisition is one condition, among others, to the closing of the Reorganization. Accordingly, unless the parties otherwise agree, the Reorganization may not be effected, despite shareholder approval, if the Acquisition does not close. In such case, the Fund will continue in existence and the Board will take such further action as it, in its discretion, deems necessary or advisable. The description of the Acquisition Agreement set forth below is a summary only.

Acquisition Agreement

The Acquisition Agreement contemplates the sale to OMC of substantially all the assets (the "Purchased Assets") of QVA, QVD and Oppenheimer Capital (the "Companies") relating to twelve Quest For Value mutual funds (the "Acquired Funds") and the assumption by OMC of certain liabilities of the Companies with respect to the Acquired Funds (the foregoing, the "Acquisition"). The Acquisition Agreement contemplates that six of the Acquired Funds (including the Fund) will be reorganized with certain mutual funds currently advised by OMC (the "Reorganized Funds") and the remaining six Acquired Funds will enter into investment advisory agreements with OMC (or its designee) and OMC (or its designee) will thereupon enter into subadvisory agreements with QVA for the benefit of each such fund (the "Continuing Funds").

The purchase price for the Purchased Assets will be calculated pursuant to the formula set forth in Exhibit B hereto. If the Acquisition had been consummated on July 31, 1995, QVA estimates that the purchase price (which includes the initial purchase payment payable at closing, certain commissions and deferred cash payment) would have been approximately $50 million. The actual purchase price may be lower depending upon changes in the net asset value of the Acquired Funds.

A condition to OMC's obligation to close under the Acquisition Agreement (the "Acquisition Closing") is the approval of the reorganizations of the Reorganized Funds (including the Reorganization described in this Proxy Statement and Prospectus) and approval of the investment advisory agreements and subadvisory agreements with the Continuing Funds by shareholders that have in the aggregate at least 75% of the closing net assets of all Acquired Funds. A condition to the obligation of the Companies to close under the Acquisition Agreement (which condition has been satisfied) is that the directors or trustees of the Continuing Funds and the Reorganized Funds have adopted a resolution that for a period of three years after the Acquisition Closing, at least 75% of the members of the board of each such fund will not be "interested persons" (as defined in the 1940 Act) of the investment adviser or sub-adviser of such fund or "interested persons" (as defined in the 1940 Act) of QVA, the predecessor investment adviser as to the Continuing Funds. The Acquisition Agreement sets forth other conditions to each party's obligation to close.

The Companies have each agreed pursuant to an Agreement Not To Compete not to sponsor, manage or distribute any open-end or closed-end management investment company registered under the 1940 Act or any similar law in Canada (except for certain identified investment companies or types of investment companies) and not to sell, underwrite or assist in the distribution of shares of any such funds for a period to end on the earlier of (i) the third anniversary of the date on which there is no effective sub-advisory agreement between OMC and QVA or (ii) the eighth anniversary of the Acquisition Closing. OMC and the Companies have agreed to indemnify the other party for certain liabilities.

Board Approval of the Reorganization

At its meeting on June 22, 1995, the Board, including the Independent Trustees, unanimously approved the Reorganization and the Reorganization Agreement, determined that the Reorganization is in the best interests of the Fund and its shareholders and resolved to recommend that Fund shareholders vote for approval of the Reorganization. The Board further determined that the Reorganization would not result in dilution of the Fund's shareholders' interests.

In evaluating the Reorganization, the Board requested and reviewed, with the assistance of independent legal counsel, materials furnished by OMC and QVA. These materials included financial statements as well as other written information regarding OMC and its personnel, operations, and financial condition. The Board also reviewed the same type of information about QVA. Consideration was given to comparative information concerning other mutual funds with similar investment objectives to the Fund and OPCA, including information prepared by Lipper Analytical Services, Inc. and Management Practice, Inc. The Board also considered information with respect to the relative historical performance of the funds. The Board also reviewed and discussed the terms and provisions of the investment advisory agreement pursuant to which OMC provides investment management services to OPCA and compared them to the existing management arrangements for the Fund as well as the management arrangements of other mutual funds, particularly with respect to the allocation of various types of expenses, levels of fees and resulting expense ratios.

In reaching its determination, the Board gave careful consideration to the following factors, among others: the Reorganization would afford the shareholders of the Fund the capabilities and resources of OMC and its affiliates in the area of investment management, distribution, shareholder servicing and marketing; the ability of the shareholders of the Fund to exchange their shares for a wider variety of portfolios within the OppenheimerFunds family with differing investment objectives than are currently available to shareholders of the Fund; the terms and conditions of the Reorganization (including that there would be no sales charge imposed in effecting the Reorganization, that the Reorganization was intended to qualify as a tax-free exchange, and that all expenses of the Reorganization would be paid by QVA and OMC in the amounts incurred them and by the respective fund); and the substantial similarity of the investment objectives, policies and methods of the Fund and OPCA.

The Board also considered that the Class A annual operating expenses of OPCA are lower, as a percentage of assets, and would be lower on a pro forma basis after giving effect to the Reorganization, than the operating expenses of the Fund, which will result in a savings to Fund shareholders. See "Comparative Fee Tables - Expenses of the Fund and OPCA; Pro Forma Expenses," above.

In addition, the Board determined that the purchase, exchange and redemption procedures and privileges provided by OPCA are comparable to those of the Fund and that Fund shareholders currently exempt from payment of certain transaction-based sales charges will continue to be so exempt as shareholders of OPCA.

The OPCA Board of Trustees, including the trustees who are not "interested persons" of OPCA, unanimously approved the Reorganization and the Reorganization Agreement and determined that the Reorganization is in the best interests of OPCA and its shareholders. The OPCA Board further determined that the Reorganization would not result in dilution of the OPCA shareholders' interests. The OPCA Board considered, among other things, that an increase in OPCA's asset base as a result of the Reorganization could benefit OPCA shareholders due to the economies of scale available to a larger fund.

The Reorganization

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the Reorganization Agreement (a copy of which is set forth in full as Exhibit A to this Proxy Statement and Prospectus). The Reorganization Agreement contemplates a reorganization under which (i) substantially all of the assets of the Fund would be transferred to OPCA in exchange for Class A shares of OPCA and the assumption by OPCA of certain liabilities of the Fund, (ii) the Class A shares of OPCA would be distributed among shareholders of the Fund in complete liquidation of the Fund (excluding the Cash Reserve) and (iii) the outstanding shares of the Fund would be cancelled. Prior to the Closing Date (as hereinafter defined), the Fund will endeavor to discharge all of its liabilities and obligations when and as due prior to such date. OPCA will not assume any liabilities or obligations of the Fund other than those reflected on an unaudited statement of assets and liabilities of the Fund prepared as of the Valuation Date and that are agreed to by OPCA. In this regard, the Fund will retain a cash reserve (the "Cash Reserve") in an amount which is deemed sufficient in the discretion of the Board for the payment of (a) the Fund's expenses of liquidation and (b) the Fund's liabilities, other than those assumed by OPCA. The number of full and fractional Class A shares of OPCA to be issued to the Fund will be determined on the basis of their relative net asset values per share, computed as of the close of business of the New York Stock Exchange, Inc. on the business day preceding the Closing Date (the "Valuation Date"). The Closing Date for the Reorganization will be the date of the closing of the Acquisition under the Acquisition Agreement (or such other date as may be mutually agreed upon in writing).

OMC will utilize the valuation procedures set forth in the OPCA Prospectus and OPCA Statement of Additional Information to determine the value of the Fund's assets to be transferred to OPCA pursuant to the Reorganization, the value of OPCA's assets and the net asset value of Class A shares of OPCA. Such values will be computed by OMC as of the Valuation Date in a manner consistent with its regular practice in pricing OPCA.

The Reorganization Agreement provides for coordination between the funds as to their respective portfolios so that, on and after the Closing Date, OPCA will be in compliance with all of its investment policies and restrictions. The Fund will recognize capital gain or loss on any sales made pursuant to this condition. As noted in "Tax Aspects of the Reorganization" below, if the Fund realizes net gain from the sale of securities, such gain, to the extent not offset by capital loss carry-forwards, will be distributed to shareholders prior to the Closing Date and will be taxable to shareholders as capital gain.

Contemporaneously with the closing, the Fund will be liquidated (except for the Cash Reserve), and the Fund will distribute or cause to be distributed pro rata to Fund shareholders of record as of the close of business on the Valuation Date the full and fractional Class A shares of OPCA received by the Fund. Upon such liquidation, all issued and outstanding shares of the Fund will be cancelled on the Fund's books and Fund shareholders will have no further rights as shareholders of the Fund. To assist the Fund in the distribution of OPCA shares, OPCA will, in accordance with a shareholder list supplied by the Fund, cause OPCA's transfer agent to credit and confirm an appropriate number of Class A shares of OPCA to each shareholder of the Fund. Certificates for shares of OPCA will be issued upon written request of a former shareholder of the Fund but only for whole shares with fractional shares credited to the name of the shareholder on the books of OPCA. Former shareholders of the Fund who wish certificates representing their shares of OPCA must, after receipt of their confirmations, make a written request to Oppenheimer Shareholder Services, P.O. Box 5270, Denver, Colorado 80217. Shareholders of the Fund holding certificates representing their shares will not be required to surrender their certificates to anyone in connection with the Reorganization. After the Reorganization, however, it will be necessary for such shareholders to surrender such certificates in order to redeem, transfer, pledge or exchange any shares of OPCA. After the closing of the Reorganization, the Fund will not conduct any business expect in connection with the winding up of its affairs.

Under the Reorganization Agreement, within one year after the Closing Date, the Fund shall: either (i) transfer any remaining amount of the Cash Reserve to OPCA, if such remaining amount is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of the Fund who were such on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of the number of Fund shares outstanding on the Valuation Date.

The consummation of the Reorganization is subject to the conditions set forth in the Reorganization Agreement, including, without limitation, approval of the Reorganization by the Fund's shareholders.
Notwithstanding approval of the Fund's shareholders, the Reorganization may be terminated at any time at or prior to the Closing Date: (i) by mutual written consent of the Trust, on behalf of the Fund, and OPCA, (ii) by the Trust, on behalf of the Fund, or OPCA if the closing shall not have occurred on or before February 29, 1996, or (iii) by the Trust, on behalf of the Fund, or OPCA upon a material breach by the other (and, with respect to termination by OPCA, a material breach by QVA) of any representation, warranty, covenant or agreement contained therein to be performed on or prior to the Closing Date, if a condition therein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met prior to the Closing Date, or the Acquisition is not consummated. Termination of the Reorganization Agreement will terminate all obligations of the parties thereto (other than a confidentiality obligation of OPCA with respect to information relating to the Fund and the obligation of OPCA to return certain books and records to the Fund) without liability except, in the event of a termination pursuant to (iii) above, any party in breach (other than a breach due to Fund shareholders not approving the Reorganization) of the Reorganization Agreement (or the Acquisition Agreement, if applicable) will, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by the Reorganization Agreement.

Approval of the Reorganization will require the vote specified below in "Information Concerning the Meeting - Record Date; Vote Required; Share Information." If the Reorganization is not approved by the shareholders of the Fund, the Trustees of the Trust will consider other possible courses of action.

Tax Aspects of the Reorganization

At or prior to the Closing Date, the Fund will declare a dividend in an amount large enough so that it will have declared a dividend of all of its investment company taxable income, net tax-exempt income and net capital gain, if any, for the taxable period ending with its dissolution (determined without regard to any deduction for dividends paid). Such dividends will be included in the taxable income of the Fund's shareholders as ordinary income and capital gain, respectively.

The exchange of the assets of the Fund for Class A shares of OPCA and the assumption by OPCA of certain liabilities of the Fund is intended to qualify for Federal income tax purposes as a tax-free reorganization under
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has represented to Price Waterhouse LLP, tax adviser to the Fund, that to the Fund's best knowledge, there is no plan or intention by any Fund shareholder who owns 5% or more of the Fund's outstanding shares, and, to the Fund's best knowledge, there is no plan or intention on the part of the remaining Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of OPCA shares received in the transaction that would reduce the Fund shareholders' ownership of Class A shares of OPCA to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all the formerly outstanding Fund shares as of the same date. The Fund and OPCA have each further represented to Price Waterhouse LLP the fact that, as of the Closing Date, the Fund and OPCA will qualify as regulated investment companies or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code.

As a condition to the closing of the Reorganization, OPCA and the Fund will receive the opinion of Price Waterhouse LLP to the effect that, based on the Reorganization Agreement, the above representations and such other representations as Price Warehouse LLP shall reasonably request, existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for Federal income tax purposes:

     1. The transfer of substantially all of the Fund's assets in exchange for Class A shares of OPCA and the assumption by OPCA of certain identified liabilities of the Fund followed by the distribution by the Fund of Class A shares of OPCA to the Fund shareholders in exchange for their Fund shares will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Fund and OPCA will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code.

     2. Pursuant to Section 1032 of the Code, no gain or loss will be recognized by OPCA upon the receipt of the assets of the Fund solely in exchange for Class A shares of OPCA and the assumption by OPCA of the identified liabilities of the Fund.

     3. Pursuant to Section 361(a) of the Code, no gain or loss will be recognized by the Fund upon the transfer of the assets of the Fund to OPCA in exchange for Class A shares of OPCA and the assumption by OPCA of the identified liabilities or upon the distribution of Class A shares of OPCA to the Fund shareholders in exchange for the Fund shares.

     4. Pursuant to Section 354(a) of the Code, no gain or loss will be recognized by the Fund shareholders upon the exchange of the Fund shares for the Class A shares of OPCA.

     5. Pursuant to Section 358 of the Code, the aggregate tax basis for Class A shares of OPCA received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by each such Fund shareholder immediately prior to the Reorganization.

     6. Pursuant to Section 1223(b) of the Code, the holding period of Class A shares of OPCA to be received by each Fund shareholder will include the period during which the Fund shares surrendered in exchange therefor were held (provided such Fund shares were held as capital assets on the date of the Reorganization).

     7. Pursuant to Section 362(b) of the Code, the tax basis of the assets of the Fund acquired by OPCA will be the same as the tax basis of such assets of the Fund immediately prior to the Reorganization.

     8. Pursuant to Section 1223 of the Code, the holding period of the assets of the Fund in the hands of OPCA will include the period during which those assets were held by the Fund.

OPCA will succeed to and take into account the items of the Fund described in Section 381(a) of the Code, including the earnings and profits, or deficit in earnings and profits, of the Fund as of the date of the transaction. OPCA will take these items into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and applicable regulations thereunder.

Shareholders of the Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the Federal income tax consequences of the Reorganization, shareholders of the Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

Capitalization Table (Unaudited)

The table below sets forth the capitalization of OPCA and the Fund and indicates the pro forma combined capitalization as of June 30, 1995 as if the Reorganization had occurred on that date.

                                                                 Net Asset
                                               Shares            Value
                             Net Assets        Outstanding       Per Share

Oppenheimer California
Tax-Exempt Fund*
   Class A Shares            246,731,968       24,142,217        $10.22
   Class B Shares             29,962,547        2,930,799        $10.22

California Tax-Exempt
Fund                          24,909,398        2,362,541        $10.54

Pro Forma Combined
Fund**
   Class A Shares            271,641,366       26,579,536        $10.22
   Class B Shares             29,962,547        2,930,799        $10.22

------------------
 * Class C shares of OPCA will be first publicly offered on November 1, 1995. Accordingly, information with respect to Class C shares of OPCA is not reflected in the table below.

** Reflects issuance of 2,437,319 Class A shares of OPCA in a tax-free exchange for the net assets of the Fund, aggregating $24,909,398 for shares of the Fund.

The pro forma ratio of expenses to average annual net assets of the combined funds at June 30, 1995 would have been 0.93% with respect to Class A shares and 1.69% with respect to Class B shares.

                    COMPARISON BETWEEN OPCA AND THE FUND

Comparative information about OPCA and the Fund is presented below. More complete information about OPCA and the Fund is set forth in their respective Prospectuses (which, as to OPCA, accompanies this Proxy Statement and Prospectus and is incorporated herein by reference), and in their Statements of Additional Information. To obtain additional copies, see "Miscellaneous - Public Information."

Comparison of Investment Objectives, Policies and Restrictions

As their investment objective, OPCA seeks the maximum current income, and the Fund seeks as high a level of current income, exempt from Federal and California individual income taxes as is consistent with preservation of capital. Both funds seek their investment objective by investing, under normal market conditions, at least 80% of their respective total (as to OPCA) or net (as to the Fund) assets in Municipal Obligations, and at least 65% of their respective total (as to OPCA) or net (as to the Fund) assets in California Municipal Obligations.

Municipal Obligations are debt obligations issued by or on behalf of the states, the District of Columbia, their political subdivisions or any commonwealths, territories or possessions of the United States, or their respective agencies, instrumentalities or authorities, the interest from which is not subject to Federal individual income tax in the opinion of bond counsel to the respective issuer at the time of issue. California Municipal Obligations are obligations of the State of California and its political subdivisions, and their respective agencies, authorities or instrumentalities, the interest from which is, in the opinion of bond counsel to the issuer, not subject to California individual income tax.

Dividends paid by either fund derived from interest attributable to California Municipal Obligations (except for market discount) will be exempt from Federal and California individual income taxes. Any dividends derived from short-term capital gains or net investment income on taxable investments will be taxable as ordinary income (and any long-term capital gains distributions will be taxable as long-term capital gains) when distributed to shareholders.

Under normal market conditions, OPCA may invest up to 20% of its assets in taxable investments, including certain temporary defensive investments, hedging instruments, repurchase agreements and private activity municipal securities (the interest from which may be subject to Federal alternative minimum tax). The Fund may invest in taxable money market instruments pending investment in Municipal Obligations or to maintain liquidity. Private activity municipal securities, if subject to Federal alternative minimum tax, will not count towards the 80% and 65% of total (as to OPCA) or net (as to the Fund) assets that each fund shall invest in Municipal Obligations and California Municipal Obligations, respectively. The Fund may invest in taxable money market instruments pending investment in Municipal Obligations or to maintain liquidity. In times of unstable economic or market conditions, both funds may assume a temporary defensive position by investing some or all of their assets in taxable money market instruments, including repurchase agreements. To the extent either fund assumes a temporary defensive position, a portion of its distributions may be subject to Federal and state income taxes and it may not achieve its objective.

The Fund invests primarily in Municipal Obligations rated at the time of purchase within the four highest ratings assigned by Moody's, Standard & Poor's or Fitch, or, if unrated, determined by QVA to be of comparable quality. These ratings are referred to as "investment grade." The Fund expects to maintain liquidity through the purchase of short-term Municipal Obligations rated at the time of purchase within the two highest ratings assigned by Moody's, Standard & Poor's or Fitch. OPCA may invest up to 25% of its total assets in Municipal Obligations rated less than investment grade at the time of purchase, or, if unrated, determined by OMC to be of comparable quality to securities rated below investment grade. Municipal Obligations rated below investment grade have an increased credit risk that the issuer may not make interest or principal payments as they become due and are generally subject to greater fluctuations in market value than investment grade bonds. A subsequent downgrade in a rating to less than investment grade will not require either the Fund or OPCA to dispose of a security.

Floating Rate and Variable Rate Obligations. Some of the Municipal Obligations both funds may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted when there is a change in a specified market rate, such as the percentage of the prime rate of a bank, or the 90-day U.S. Treasury Bill rate. Such obligations may be secured by bank letters of credit or other credit support arrangements.

Inverse Floaters. OPCA may invest in inverse floating rate municipal bonds, a type of derivative investment, because they offer the potential for increased income and principal value. See "Principal Risk Factors - Inverse Floaters and Other Derivative Investments," above. OPCA anticipates that under normal circumstances it will invest no more than 10% of its total assets in inverse floaters.

Municipal Lease Obligations. Both the Fund and OPCA may invest in municipal lease obligations. Certain lease obligations contain "non-appropriation" clauses. Consequently, continued lease payments on those lease obligations are dependent on future legislative actions. Certain of these lease obligations may be deemed to be "illiquid" securities and their purchase would be limited as described below in "Special Investment Methods - Illiquid and Restricted Securities."

Participation Interests. Both funds may purchase participation interests in Municipal Obligations. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Certain participation interests, other than those with puts exercisable within seven days, may be illiquid. See "Special Investment Methods - Illiquid and Restricted Securities," below.

Non-Diversification. OPCA is classified as a "non-diversified" investment company under the 1940 Act so that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The Fund is a "diversified" investment company. However, both OPCA and the Fund intend to conduct their operations so that each will qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which will relieve both funds from liability for Federal income tax to the extent that more than 90% of their respective earnings are distributed to shareholders. Among the requirements for qualification as a "regulated investment company" are that: (1) not more than 25% of the market value of the fund's total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of the market value of the fund's total assets, not more than 5% of the market value of its total assets may be invested in the securities of a single issuer and the fund must not own more than 10% of the outstanding voting securities of a single issuer.

Special Investment Methods

OPCA and the Fund may use the special investment methods summarized below as well as repurchases agreements and loans of portfolio securities described above under "Principal Risk Factors."

When-Issued Securities. Both funds may purchase Municipal Obligations at a stated price and yield on a "when-issued" basis, that is, for delivery to the fund upon issuance, which may be later than the normal settlement date for such securities. The funds generally would not pay for such securities or start earning interest on them until they are received. At time of delivery, the value of the securities may be more or less than their value at the time of the transaction. OPCA does not intend to make such purchases for speculative purposes. Failure of the issuer to deliver a security purchased by a fund on a when-issued basis may result in the fund missing an opportunity to make an alternative investment. The funds will maintain cash, U.S. Government securities or other liquid high grade debt obligations in a segregated account with its custodian bank equal in value to its respective obligation to purchase such securities.

Stand-By Commitments and Puts. The funds may acquire "stand-by commitments" or "puts" with respect to Municipal Obligations held in their portfolios. Under a stand-by commitment or put option, a fund would have the right to sell specified securities at a specified price on demand to the issuing broker-dealer or bank. The funds will acquire stand-by commitments or puts solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. OPCA will enter into these transactions only with banks and dealers that, in OMC's opinion, present minimal credit risks.

Illiquid and Restricted Securities. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. OPCA and the Fund will not invest more than 10% of their respective net assets in illiquid or restricted securities. Illiquid securities include repurchase agreements maturing in more than seven days, or certain participation interests other than those with puts exercisable within seven days.

Hedging. As described below, both OPCA and the Fund may purchase and sell certain kinds of futures contracts, put and call options, and options on futures. OPCA may (but the Fund cannot) enter into interest rate swap agreements with respect to securities held by it. These are all referred to as "hedging instruments." The funds do not use hedging instruments for speculative purposes. OPCA may only purchase a call or put if, after such purchase, the value of all call and put options held by OPCA would not exceed 5% of OPCA's total assets. Other limits on the use of hedging instruments are described in the funds' Prospectuses and Statements of Additional Information.

Some of these hedging strategies, such as selling futures, buying puts and writing covered calls, hedge the funds' portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options and writing put options, tend to increase the funds' exposure to the securities market. Writing put options or covered call options may also provide income to the fund for liquidity purposes or raise cash for the fund to distribute to shareholders. OPCA may purchase interest rate swaps where OPCA and another party exchange their right to receive or their obligation to pay interest on a security. OPCA may not enter into swaps with respect to more than 25% of its total assets.

The use of hedging instruments requires special skills and knowledge of investment techniques that are different than those required for normal portfolio management. If the investment adviser to the fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the fund's return. The fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option. Options trading involves the payment of premiums and has special tax effects on the fund. There are also special risks in particular hedging strategies. If a covered call written by the fund is exercised on an investment that has increased in value, the fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. OPCA could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes.

Investment Restrictions

Both OPCA and the Fund have certain investment restrictions that, together with their respective investment objectives, are fundamental policies changeable only by shareholder approval. Their investment restrictions are substantially the same, except as follows.

OPCA cannot:

1. borrow money in excess of 10% of the value of its total assets or make any investment when borrowings exceed 5% of the value of its total assets; it may borrow only as a temporary measure for extraordinary or emergency purposes;

2. pledge, mortgage or otherwise encumber any of its assets to secure a debt (except collateral arrangements for premium and margin payments in connection with hedging instruments); or

3. invest in securities of any other investment company, except in connection with a merger of another investment company.

The Fund cannot:

1. borrow money in excess of 1/3 of the value of its total assets (the Fund may borrow from banks only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5% of its total assets);

2. with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer; or

3. pledge or encumber assets in excess of 10% of net assets.

Additional Comparative Information

General

For a discussion of the organization and operation of OPCA, including brokerage practices, see "Investment Objective and Policies" and "How the Fund is Managed" in OPCA's current Prospectus and "Brokerage Policies of the Fund" in the OPCA current Statement of Additional Information. For a discussion of the organization and operation of the Fund, including brokerage practices, see "Investment Objectives of the Fund," "Investment Restrictions and Techniques," "Investment Management Agreement" and "Additional Information" in the Fund's current Prospectus.

Financial Information

For certain financial information about OPCA and the Fund, see (as to OPCA) "Financial Highlights" and "Performance of the Fund" in the OPCA current Prospectus and (as to the Fund) "Financial Highlights" in the Fund current Prospectus.

Management of OPCA and the Fund

For information about the management of OPCA and the Fund, including their respective Boards of Trustees, investment advisers, portfolio managers and distributors, see (as to OPCA) "Expenses" and "How the Fund is Managed" in the OPCA current Prospectus and (as to the Fund) "Investment Management Agreement," Distribution Plan," "Portfolio Transactions and Turnover" and "Additional Information" in the Fund current Prospectus.

Description of Shares of OPCA and the Fund

Each share of OPCA represents an interest in the fund proportionately equal to the interest of each other share of the same class and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to shareholders' vote at shareholders' meetings. Shareholders of OPCA vote together in the aggregate on certain matters at shareholders' meetings, such as the election of Trustees and ratification of appointment of auditors for the fund. Shareholders of a particular class vote separately on proposals which affect that class, and shareholders of a class which is not affected by that matter are not entitled to vote on the proposal. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy. OPCA is not required to hold, and does not plan to hold, regular annual meetings of shareholders. OPCA currently has two classes of shares, Class A and Class B. Class C shares of OPCA will be publicly offered beginning November 1, 1995. Each class invests in the same investment portfolio. Each class has its own dividends and distributions, and pays certain expenses which may be different for the different classes. Shares are freely transferrable.

For further information about the classes of shares of OPCA, and a description of shares of the Fund, including voting rights, restrictions on disposition and potential liability associated with their ownership, see (as to OPCA) "How the Fund is Managed" in the OPCA current Prospectus and Statement of Additional Information and (as to the Fund) "Additional Information" in the Fund current Prospectus.

Dividends, Distributions and Taxes

Both funds declare dividends from net investment income daily, distribute dividends monthly, and distribute any net short-term or long-term capital gains annually. For a discussion of the policies of OPCA and the Fund with respect to dividends and distributions, and a discussion of the tax consequences of an investment in OPCA and the Fund, see (as to OPCA) "Dividends, Capital Gains and Taxes" in the OPCA current Prospectus and (as to the Fund) "Dividends and Distributions" and "Tax Status" in the Fund current Prospectus.

Purchases, Redemptions and Exchanges of Shares

For a discussion of how shares of OPCA and the Fund may be purchased, redeemed and exchanged, see (as to OPCA) "How to Buy Shares," "How to Sell Shares," "Exchanges of Shares," "Special Investor Services," "Service Plan for Class A Shares," "Distribution and Service Plan for Class B Shares" and "Distribution and Service Plan for Class C Shares" in the OPCA current Prospectus; and see "How to Buy Shares," "How to Redeem Shares," "Exchanging Shares" and "Additional Information" in the Fund current Prospectus.

Shareholder Inquiries

For a description of how shareholder inquiries should be made, see (as to OPCA) "How the Fund is Managed" in the OPCA current Prospectus and (as to the Fund) "Additional Information" in the Fund current Prospectus.

OPCA Performance

OPCA does not maintain a fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. A discussion of the performance of OPCA's Class A and Class B shares for the fiscal year ended December 31, 1994 is set forth under "Management's Discussion of Performance" in the OPCA Prospectus that accompanies this Proxy Statement and Prospectus. See also "Comparing the Fund's Performance to the Market" in the OPCA prospectus for a graph of the performance of a hypothetical $10,000 investment in Class A or Class
B shares of OPCA compared with the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data above shows the effect of taxes. Also, OPCA's performance reflects the effect of OPCA
business and operating expenses.    While index comparisons may be useful
to provide a benchmark for OPCA's performance, it should be noted that OPCA's investments are not limited to the securities in any one index and the index data does not reflect any assessment of the risk of the investments included in the index.

Information regarding the Fund's performance is set forth in the Fund's Annual Report dated July 31, 1994 and Semi-Annual Report dated January 31, 1995, copies of which may be obtained from QVD (see "Miscellaneous - Financial Information"). Such information is incorporated herein by reference.

                     INFORMATION CONCERNING THE MEETING

The Meeting

The Meeting will be held at One World Financial Center, New York, New York 10281 on the 40th Floor at 9.00 A.M., New York time, on November 16, 1995 and any adjournments thereof. At the Meeting, shareholders of the Fund will be asked to consider and vote upon the Reorganization Agreement, and the transactions contemplated thereby, including the transfer of substantially all the assets of the Fund in exchange for Class A shares of OPCA and the assumption by OPCA of certain liabilities of the Fund, the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund (excluding Cash Reserve) and the cancellation of the outstanding shares of the Fund.

Record Date; Vote Required; Share Information

The Board has fixed the close of business on September 25, 1995 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting. The affirmative vote of a majority of the shares of the Fund represented in person or by proxy at the Meeting and entitled to vote at the Meeting is required for approval of the Proposal. Each shareholder will be entitled to one vote for each share and a fractional vote for each fractional share held of record at the close of business on the Record Date. Only shareholders of the Fund will vote on the Reorganization. The vote of shareholders of OPCA is not being solicited to approve the Reorganization Agreement.

At the close of business on the Record Date, there were 1,808,558.175 shares of the Fund issued and outstanding. The presence in person or by proxy of the holders of a majority of such shares constitutes a quorum for the transaction of business at the Meeting. As of the close of business on the Record Date, there were 24,622,787.792 and 3,034,945.677 Class A and B shares, respectively, of OPCA issued and outstanding. To the knowledge of the Fund, as of the Record Date, no person owned of record or beneficially owned 5% or more of its outstanding shares, except for Oppenheimer & Co., Inc., FBO 024-19680-15, P.O. Box 3484, Church Street Station, New York, N.Y. 10008-3484, which was the record owner of 90,710.620 shares of the Fund, representing approximately 5.02% of the Fund's outstanding shares on the Record Date, held for the benefit of one client. To the knowledge of OPCA, as of the Record Date, no person owned of record or beneficially owned 5% or more of its outstanding Class A, Class B or Class C shares or 5% or more of the outstanding shares of OPCA. As of the Record Date, the officers and Trustees of OPCA, and the officers and Trustees of the Fund, beneficially owned as a group less than 1% of the outstanding shares of each class of OPCA and of OPCA, and of the Fund, respectively.

In the event a quorum does not exist as to shares of the Fund on the date originally scheduled for the Meeting, or, subject to approval of the Board, for other reasons, one or more adjournments of the Meeting may be sought by the Board. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting (or any adjournment thereof) in person or by proxy. The persons named as proxies will vote all shares represented by proxies which they are required to vote in favor of the Proposal in favor of an adjournment, and will vote all shares which they are required to vote against the Proposal against an adjournment.

Proxies

The enclosed form of proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is quorum to conduct the Meeting. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Proposal.

Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares on the Proposal in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted ("broker non-votes"). Abstentions and broker non-votes will be counted as present for purposes of determining a quorum and will have the same effect as a vote against the Proposal. The proxy may be revoked at any time prior to the voting thereof by: (i) writing to the Secretary of the Trust at One World Financial Center, New York, New York 10281; (ii) attending the Meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted).

Costs of the Solicitation and the Reorganization

All expenses of this solicitation, including the cost of printing and mailing this Proxy Statement and Prospectus, will be evenly apportioned between QVA and OMC. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the fund issuing the document. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of QVA, the Trust's investment adviser, or QVA's affiliates, personally or by telephone or telegraph.

In addition, QVA has retained D.F. King & Co., Inc., 77 Water Street, New York, New York 10005 to assist in the solicitation of proxies for the Meeting and the other shareholder meetings contemplated by the Acquisition primarily by contacting shareholders by telephone and telegram for a fee not to exceed $25,000, plus reasonable out-of-pocket expenses. With respect to a telephone solicitation by such firm, additional expense would include the following: $5.00 per telephone vote transacted, $2.75 per outbound telephone contact, and costs relating to obtaining shareholder telephone numbers. The cost for such proxy solicitor will be shared by QVA and OMC. D.F. King & Co., Inc. may call shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone would be asked for their social security number or other identifying information and would be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card.

Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of the Fund and to obtain authorization for the execution of proxies. For those services, if any, they will be reimbursed by the Trust for their reasonable out-of-pocket expenses.

Expenses of the Reorganization will be paid as set forth in the Reorganization Agreement included as Exhibit A to this Proxy Statement and Prospectus. With respect to the Reorganization, OMC and QVA will share the cost of the tax opinion. Any other out-of-pocket expenses of OPCA and the Fund associated with the Reorganization, including legal, accounting and transfer agent expenses, will be borne by OMC and QVA, respectively, in the amounts so incurred by the respective fund.

                                MISCELLANEOUS

Financial Information

The Reorganization will be accounted for by OPCA in its financial statements similar to a pooling without restatement. Further financial information as to the Fund is contained in (i) its current Prospectus, which is available without charge upon written request to QVD at P.O. Box 3567, Church Street Station, New York, New York 10277-1296 or by calling the toll-free number shown on the front cover of this Proxy Statement and Prospectus, and (ii) its audited financial statements as of July 31, 1994 and unaudited financial statements as of January 31, 1995, all of which are included in the Additional Statement. Financial information for OPCA is contained in its current Prospectus accompanying this Proxy Statement and Prospectus and incorporated herein, and in its audited financial statements as of December 31, 1994 and unaudited financial statements as of June 30, 1995 which are included in the Additional Statement.

Public Information

Additional information about OPCA and the Fund is available, as applicable, in the following documents: (i) OPCA's Prospectus dated April 25, 1995, supplemented July 14, 1995, accompanying this Proxy Statement and Prospectus and incorporated herein by reference; (ii) the Fund's Prospectus dated December 1, 1994, which may be obtained without charge by writing to QVD at the address given in the preceding paragraph; (iii) OPCA's Annual Report as of December 31, 1994, and Semi-Annual Report dated June 30, 1995, which may be obtained without charge by writing to OSS at the address indicated above; and (iv) the Fund's Annual Report as of July 31, 1994, and Semi-Annual Report as of January 31, 1995 which may be obtained without charge by writing to QVD. All of the foregoing documents and the Statements of Additional Information referred to below may be obtained by calling the toll-free number for OPCA or the Fund on the cover of this Proxy Statement and Prospectus.

Additional information about the following matters is contained in the Additional Statement, which incorporates herein by reference and includes the OPCA Statement of Additional Information dated April 25, 1995, as supplemented July 14, 1995, and the Fund's Prospectus dated December 1, 1994 and its Statement of Additional Information dated December 1, 1994, and the Annual and Semi-Annual Reports described in the preceding paragraph: the organization and operation of OPCA and the Fund; more information on investment policies, practices and risks; information about OPCA's and the Fund's respective Boards of Trustees and their responsibilities; a further description of the services provided by OPCA's and the Fund's investment adviser, distributor, and transfer and shareholder servicing agent; dividend policies; tax matters; an explanation of the method of determining the offering price of the shares of OPCA and the Fund; purchase, redemption and exchange programs; and distribution arrangements.

OPCA and the Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the SEC. Proxy material, reports and other information about OPCA and the Fund which are of public record can be inspected and copied at public reference facilities maintained by the SEC in Washington, D.C. and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549.

                               OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

                                     By Order of the Board of Trustees


                                     Deborah Kaback, Secretary

September 29, 1995

MERGE\QFVF790.D2

                                                                   EXHIBIT A

                    AGREEMENT AND PLAN OF REORGANIZATION

     This AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 26th day of September, 1995, by and among Oppenheimer California Tax-Exempt Fund, a Massachusetts business trust ("Oppenheimer Fund"), Quest for Value Family of Funds, a Massachusetts business trust ("Quest For Value"), on behalf of California Tax-Exempt Fund ("Quest Portfolio"), a series of Quest For Value, and Quest for Value Advisors ("Quest Advisors"), a Delaware general partnership which serves as investment adviser to the Quest Portfolio.

     This Agreement is intended to be and is adopted as a "plan of reorganization", within the meaning of Treas. Reg. Section 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code"). The reorganization ("Reorganization") will consist of the transfer to the Oppenheimer Fund of substantially all of the assets of the Quest Portfolio in exchange for the assumption by the Oppenheimer Fund of such stated liabilities of the Quest Portfolio as shall be agreed to by the Oppenheimer Fund and the issuance by the Oppenheimer Fund of shares of beneficial interest of the Oppenheimer Fund ("shares") of Class A to be distributed contemporaneously with the Closing Date (as defined in Section 3.1 below), to the shareholders of the Quest Portfolio in liquidation of the Quest Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.
To the extent necessary to effectuate the transactions contemplated by this Agreement, or as the context of representations, warranties, covenants and other agreements set forth in this Agreement may require, all references in this Agreement to the Quest Portfolio shall include Quest For Value.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1.   The Reorganization and Liquidation of The Quest Portfolio

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, on the Closing Date, the Quest Portfolio will assign, deliver and otherwise transfer its assets as set forth in paragraph 1.2 ("Quest Portfolio Assets") to the Oppenheimer Fund, and the Oppenheimer Fund will in exchange therefor assume Quest Portfolio's stated liabilities on the Closing Date as set forth in paragraph 1.3 and deliver to the Quest Portfolio the number of Class A shares of the Oppenheimer Fund, including fractional Oppenheimer Fund shares, determined by dividing the value of the Quest Portfolio Assets, net of such stated liabilities, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of Class A shares of the Oppenheimer Fund, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The Quest Portfolio Assets shall consist of all property and rights, including without limitation all cash, cash equivalents, securities and dividend and interest receivables owned by the Quest Portfolio, and any deferred or prepaid expenses shown as an asset on the Quest Portfolio's books on the Closing Date. Notwithstanding the foregoing, the Quest Portfolio Assets shall exclude a cash reserve (the "Cash Reserve") to be retained by the Quest Portfolio sufficient in its discretion for the payment of the expenses of the Quest Portfolio's dissolution and its liabilities, but not in excess of the amount contemplated by paragraph 7.11.

     (b) Promptly following the signing of this Agreement, the Quest Portfolio will provide the Oppenheimer Fund with a list of its assets as of the most reasonably practical date. On the Closing Date, the Quest Portfolio will provide the Oppenheimer Fund with a list of the Quest Portfolio Assets to be assigned, delivered and otherwise transferred to the Oppenheimer Fund and of the stated liabilities to be assumed by the Oppenheimer Fund pursuant to this Agreement.

     1.3 The Quest Portfolio will endeavor to discharge all of its liabilities and obligations when and as due prior to the Closing Date.
An unaudited Statement of Assets and Liabilities of the Quest Portfolio will be prepared by the Treasurer of the Quest Portfolio, as of the Valuation Date (as defined in Section 2.1 below), which Statement shall be prepared in conformity with generally accepted accounting principles consistently applied from the prior audited period. On the Closing Date, the Oppenheimer Fund shall assume such stated liabilities, expenses, costs, charges and reserves set forth on such Statement as shall be agreed to by the Oppenheimer Fund.

     1.4 In order for the Quest Portfolio to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Section 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, the Quest Portfolio will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income, net tax-exempt income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 Contemporaneously with the Closing, the Quest Portfolio will be liquidated (except for the Cash Reserve) and the Quest Portfolio will distribute or cause to be distributed the Oppenheimer Fund shares received by the Quest Portfolio pursuant to paragraph 1.1 pro rata to the appropriate shareholders of record determined as of the close of business on the Valuation Date as defined in paragraph 2.1. Upon such liquidation all issued and outstanding shares of the Quest Portfolio will be cancelled on the Quest Portfolio's books and the Quest Portfolio Shareholders will have no further rights as such Shareholders. The Oppenheimer Fund will not issue certificates representing the shares of the Oppenheimer Fund in connection with such exchange.

     1.6 After the Closing, the Quest Portfolio shall not conduct any business except in connection with the winding up of its affairs and shall file, or make provision for filing of, all reports it is required by law to file. After the Closing, Quest For Value may be dissolved and deregistered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Within one year after the Closing, the Quest Portfolio shall (a) either pay or make provision for payment of all of its liabilities and taxes, and (b) either (i) transfer any remaining amount of the Cash Reserve to the Oppenheimer Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of the Quest Portfolio on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of the Quest Portfolio outstanding on the Valuation Date.

     1.7 Copies of all books and records of or pertaining to the Quest Portfolio, including those in connection with its obligations under the 1940 Act, the Code, State blue sky laws or otherwise in connection with this Agreement, will promptly after the Closing be delivered to officers of the Oppenheimer Fund or their designee. Quest For Value and Quest Advisors shall have access to such books and records upon reasonable request during normal business hours.

     2.   The Calculation

     2.1 The value of the Quest Portfolio Assets shall be the value of such assets computed as of the close of business of the New York Stock Exchange on the business day preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Oppenheimer Fund's then current prospectus and statement of additional information.

     2.2 The net asset value of Class A shares of the Oppenheimer Fund shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in the Oppenheimer Fund's then current prospectus and statement of additional information.

     2.3 The number of Class A Oppenheimer Fund shares (including fractional shares, if any) to be issued hereunder shall be determined by dividing the value of the Quest Portfolio Assets, net of the liabilities assumed by the Oppenheimer Fund, determined in accordance with paragraph 2.1, by the net asset value of Class A Oppenheimer Fund shares determined in accordance with paragraph 2.2.

     2.4  All computations of value shall be made by Oppenheimer
Management Corporation in accordance with its regular practice in pricing the Oppenheimer Fund. The Oppenheimer Fund shall cause Oppenheimer Management Corporation to deliver to the Quest Portfolio a copy of its valuation report at the Closing.

     3.  Closing and Closing Date

     3.1 The Closing Date hereunder (the "Closing Date") shall be the date of the closing of the acquisition contemplated by that certain Acquisition Agreement (the "Acquisition Agreement") dated August 17, 1995 between Oppenheimer Management Corporation, Quest Advisors, Quest for Value Distributors and Oppenheimer Capital (or such other day and time as may be mutually agreed upon in writing). The Closing shall be held in a location mutually agreeable to all the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise agreed by the parties.

     3.2 Portfolio securities held by the Quest Portfolio and represented by a certificate or written instrument shall be presented by it or on its behalf to Citibank, N.A. (the "Custodian"), custodian for the Oppenheimer Fund, for examination no later than five business days preceding the
Valuation Date.   Such portfolio securities (together with any cash or
other assets) shall be delivered by the Quest Portfolio to the Custodian for the account of the Oppenheimer Fund on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, or with a qualified foreign custodian under Rule 17f-5 of the 1940 Act shall be delivered on or before the Closing Date by book entry in accordance with customary practices of such depositories and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "Citibank, N.A., Custodian for Oppenheimer California Tax-Exempt Fund."

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both the Oppenheimer Fund and the Quest Portfolio, accurate appraisal of the value of the net assets of the Oppenheimer Fund or the Quest Portfolio Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 The Quest Portfolio shall deliver to the Oppenheimer Fund or its designee (a) at the Closing a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Quest Portfolio Shareholders (as hereinafter defined) and the number of outstanding Quest Portfolio shares owned by each such shareholder, all as of the Valuation Date (the "Quest Portfolio Shareholders"), and (b) as soon as practicable after the Closing all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Quest Portfolio Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Oppenheimer Fund shall issue and deliver to Quest Portfolio a confirmation evidencing delivery of Oppenheimer Fund shares to be credited on the Closing Date to the Quest Portfolio or provide evidence reasonably satisfactory to the Quest Portfolio that such Oppenheimer Fund shares have been credited to Quest Portfolio's account on the books of the Oppenheimer Fund. At the Closing each party shall deliver to the other such bills of sale, assignments, assumption agreements, receipts or other documents as such other party or its counsel may reasonably request to effect the consummation of the transactions contemplated by the Agreement.

     4.   Covenants of The Oppenheimer Fund and The Quest Portfolio

     4.1 The Oppenheimer Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions and such changes that have been approved by shareholders of the Oppenheimer Fund at a shareholders meeting prior to the Closing of which Quest Portfolio has been advised.

     4.2 The Oppenheimer Fund has prepared and filed with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), and will prepare and file with the Commission any amendments thereto, relating to the Oppenheimer Fund shares to be issued to the Quest Portfolio Shareholders pursuant to the Reorganization ("Registration Statement"). The Quest Portfolio will provide the Oppenheimer Fund with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. The Quest Portfolio will further provide the Oppenheimer Fund with such other information and documents relating to the Quest Portfolio as are reasonably necessary for the preparation of the Registration Statement.

     4.3 The Quest Portfolio will call a meeting of its shareholders to consider and act upon the Reorganization, including this Agreement, and take all other action necessary to obtain approval of the transactions contemplated herein. The Quest Portfolio will prepare, with such assistance from the Oppenheimer Fund as may be mutually agreed to, the notice of meeting, form of proxy and proxy statement and prospectus (collectively "Proxy Materials") to be used in connection with such meeting provided that the Oppenheimer Fund will furnish the Quest Portfolio with a current effective prospectus relating to the Oppenheimer Fund shares for inclusion in the Proxy Materials and with such other information relating to the Oppenheimer Fund as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 Prior to the Closing Date, the Quest Portfolio will assist the Oppenheimer Fund in obtaining such information as the Oppenheimer Fund reasonably requests concerning the beneficial ownership of the shares of the Quest Portfolio.

     4.5 Subject to the provisions of this Agreement, the Oppenheimer Fund and the Quest Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 As promptly as practicable, but in any case within 60 days after the Closing Date, the Quest Portfolio shall furnish or cause to be furnished to the Oppenheimer Fund, such information as the Oppenheimer Fund reasonably requests to enable the Oppenheimer Fund to determine the Quest Portfolio's earnings and profits for federal income tax purposes that will be carried over to the Oppenheimer Fund pursuant to Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, Quest for Value shall prepare and file all federal and other tax returns and reports of the Quest Portfolio required by law to be filed with respect to all periods ending through and after the Closing Date but not theretofore filed.

     4.8 The Oppenheimer Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

     4.9 Until the third anniversary of the Closing Date, the Oppenheimer Fund will use its best efforts to assure that at least 75% of the Trustees of the Oppenheimer Fund will not be "interested persons" of the investment adviser for the Oppenheimer Fund or Quest Advisors, as the term
"interested person" is defined by the 1940 Act.

     5.   Representations and Warranties

     5.1 Oppenheimer Fund represents and warrants to the Quest Portfolio as follows:

     (a) The Oppenheimer Fund is an unincorporated voluntary association validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has the power and authority to own its properties and to carry on its business as it is now conducted;

     (b) Oppenheimer Fund is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of each class of the Oppenheimer Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of each class of the Oppenheimer Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and the Oppenheimer Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current prospectus and statement of additional information of the Oppenheimer Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) At the Closing Date, the Oppenheimer Fund will have title to the Oppenheimer Fund's assets, subject to no liens, security interests or other encumbrances except those incurred in the ordinary course of business.

     (f) The Oppenheimer Fund is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of the Oppenheimer Fund's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertakings to which the Oppenheimer Fund is a party or by which it is bound;

     (g) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Oppenheimer Fund or any of its properties or assets, except as previously disclosed in writing to the Quest Portfolio. The Oppenheimer Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

     (h) The Statement of Assets and Liabilities, Statement of Operations and Statement of Changes in Net Assets as of December 31, 1994 (audited) of the Oppenheimer Fund examined by KPMG Peat Marwick LLP (a copy of which has been furnished to the Quest Portfolio), fairly present, in all material respects, the financial condition of the Oppenheimer Fund as of such date in conformity with generally accepted accounting principles consistently applied, and as of such date there were no known liabilities of the Oppenheimer Fund (contingent or otherwise) not disclosed therein that would be required in conformity with generally accepted accounting principles to be disclosed therein;

     (i) All issued and outstanding Oppenheimer Fund shares of each class are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof except as otherwise set forth in the current statement of additional information for the Oppenheimer Fund under "How the Fund is Managed - Organization and History;"

     (j) Oppenheimer Fund has the power to enter into this Agreement and carry out its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Oppenheimer Fund, and this Agreement constitutes a valid and binding obligation of the Oppenheimer Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles;

     (k) The Oppenheimer Fund shares to be issued and delivered to the Quest Portfolio, for the account of the Quest Portfolio Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Oppenheimer Fund shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof except as otherwise set forth in the current statement of additional information for the Oppenheimer Fund under "How the Fund is Managed - Organization and History," and no shareholder of Oppenheimer Fund will have any preemptive right or right of subscription or purchase in respect thereof;

     (l) Since December 31, 1994, there has not been (i) any material adverse change in the Oppenheimer Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or that have been approved by shareholders of the Oppenheimer Fund or (ii) any incurrence by the Oppenheimer Fund of any indebtedness except indebtedness incurred in the ordinary course of business. For the purposes of this subparagraph, neither a decline in net asset value per share of any class of the Oppenheimer Fund nor the redemption of Oppenheimer Fund shares by Oppenheimer Fund shareholders, shall constitute a material adverse change;

     (m) All material Federal and other tax returns and reports of the Oppenheimer Fund required by law to have been filed, have been filed, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Oppenheimer Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (n) For each taxable year of its operation, the Oppenheimer Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of the Oppenheimer Fund to continue to meet the requirements of Subchapter M of the Code;

     (o) Since December 31, 1994, there has been no change by the Oppenheimer Fund in accounting methods, principles, or practices, including those required by generally accepted accounting principles, except as disclosed in writing to the Quest Portfolio or as set forth in the financial statements of the Oppenheimer Fund covering such period;

     (p) The information furnished or to be furnished by the Oppenheimer Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (q) The Proxy Statement and Prospectus to be included in the Registration Statement (only insofar as it relates to the Oppenheimer
Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 Quest for Value, on behalf of the Quest Portfolio, represents and warrants to the Oppenheimer Fund as follows:

     (a) The Quest Portfolio is a series of Quest For Value, an unincorporated voluntary association validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

     (b) Quest For Value is a duly registered, open-end, management investment company, its registration with the Commission as an investment company under the 1940 Act is in full force and effect and its current Prospectus and Statement of Additional Information conform in all material respects to the requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (c) The Quest Portfolio has issued and outstanding shares of one class, designated "Class A". All of the issued and outstanding shares of the Quest Portfolio have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of the Quest Portfolio are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and the Quest Portfolio is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The Quest Portfolio is not, and the execution, delivery and performance of this Agreement will not result, in a violation of (i) any provision of Quest For Value's Declaration of Trust or By-Laws or (ii) of any agreement, indenture, instrument, contract, lease or other undertaking to which the Quest Portfolio is a party or by which it is bound (other than any violations that individually or in the aggregate would not have a material adverse effect on the Quest Portfolio);

     (e) The Quest Portfolio has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to or as of the Closing Date;

     (f) Except as otherwise disclosed in writing to and acknowledged by the Oppenheimer Fund prior to the date of this Agreement, no litigation, administrative proceeding, investigation, examination or inquiry of or before any court or governmental body is presently pending, or to its knowledge, threatened relating to the Quest Portfolio or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Quest Portfolio knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statements of Assets and Liabilities, Statements of Operations and Statements of Changes in Net Assets of the Quest Portfolio as of July 31, 1994 (audited), examined by Price Waterhouse LLP, and January 31, 1995 (unaudited) (copies of each of which have been furnished to the Oppenheimer Fund) fairly present, in all material respects, the Quest Portfolio's financial condition as of such dates, its results of operations for such periods and changes in its net assets for such periods in conformity with generally accepted accounting principles consistently applied, and as of such dates there were no known liabilities of the Quest Portfolio (contingent or otherwise) not disclosed therein that would be required in conformity with generally accepted accounting principles to be disclosed therein. All liabilities (contingent and otherwise) as of the Closing Date known to the Quest Portfolio will be set forth on the unaudited Statement of Assets and Liabilities referred to in paragraph 1.3.

     (h) Since the date of the most recent audited financial statements, there has not been any material adverse change in the Quest Portfolio's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Quest Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and acknowledged by the Oppenheimer Fund prior to the date of this Agreement and prior to the Closing Date. All liabilities of the Quest Portfolio (contingent and otherwise) are reflected in the unaudited statement described in paragraph 1.3 above. For the purpose of this subparagraph (h), neither a decline in the Quest Portfolio's net asset value per share nor a decrease in the Quest Portfolio's size due to redemptions by Quest Portfolio shareholders shall constitute a material adverse change;

     (i) All federal and other tax returns and reports of the Quest Portfolio required by law to be filed shall have been filed, there are no claims, levies, liabilities or amounts due for corporate, excise, income or other federal, state or local taxes outstanding or threatened against Quest Portfolio (other than those reflected on its most recent financial statements) and to the best of Quest For Value's knowledge there are no facts that might form the basis for such proceedings, no such return is currently under audit and no assessment has been asserted with respect to any such return and to the extent such tax returns with respect to the taxable year of the Quest Portfolio ended July 31, 1995 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

     (j) For each taxable year since its inception, the Quest Portfolio has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" as defined therein and will be in compliance with said requirements at and as of the Closing Date;

     (k) All issued and outstanding shares of the Quest Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to the Oppenheimer Fund pursuant to paragraph 3.4. The Quest Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares.

     (l) At the Closing Date, the Quest Portfolio will have good and valid title to the Quest Portfolio Assets, subject to no liens, security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer the Quest Portfolio Assets hereunder, and upon delivery and payment for the Quest Portfolio Assets, the Oppenheimer Fund will acquire title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

     (m) Quest For Value has the power to enter into this Agreement and carry out its obligations hereunder. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Quest For Value, and subject to the approval of Quest Portfolio's shareholders, this Agreement constitutes a valid and binding obligation of Quest For Value, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with the performance of this Agreement.

     (n) On the effective date of the Registration Statement, at the time of the meeting of Quest Portfolio's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Oppenheimer Fund prospectus and statement of additional information incorporated therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which such statements were made, not misleading. Any other information furnished or to be furnished by Quest Portfolio for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and all regulations thereunder;

     (o) Quest Portfolio will, on or prior to the Closing Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income, net tax-exempt income and net capital gain, if any, through the Closing Date (computed without regard to any deduction for dividends paid);

     (p) Quest Portfolio has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder;

     (q) Quest Portfolio is not acquiring Oppenheimer Fund shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement;

     (r) As of the Closing Date no violation of applicable federal, state and local statute, law or regulation, exists that individually, or in the aggregate, would have a material adverse effect on the business or operations of Quest Portfolio;

     (s) As of the Closing Date the Quest Portfolio is in compliance with its investment objective(s), policies and restrictions as described in its current prospectus and statement of additional information;

     (t) There are no unresolved or outstanding shareholder claims or complaints related to Quest Portfolio and there will be no such claims or complaints as of the Closing Date other than as disclosed by Quest Advisors in writing to Oppenheimer Fund prior to the Closing Date;

     (u) Except as previously disclosed to Oppenheimer Fund in writing, and except as have been fully corrected, there have been no miscalculations of the net asset value of Quest Portfolio during the twelve-month period preceding the Closing Date and all such calculations have been done in accordance with the provisions of Rule 2a-4 under the 1940 Act.

     5.3 Quest Advisors represents and warrants to the Oppenheimer Fund as follows:

     (a) To the best knowledge of Quest Advisors after due inquiry, as of the Closing Date no violation of applicable federal, state and local statute, law or regulation, exists that individually, or in the aggregate, would have a material adverse effect on the business or operations of Quest Portfolio.

     (b) To the best knowledge of Quest Advisors after due inquiry, assuming fulfillment of the conditions precedent to the consummation of the Reorganization, Quest Portfolio has the right, power, legal capacity and authority to enter into the Reorganization contemplated by this Agreement.

     (c) To the best knowledge of Quest Advisors after due inquiry, as of the Closing Date Quest Portfolio is in compliance with its investment objective(s), policies and restrictions as described in its current prospectus and statement of additional information.

     (d) To the best knowledge of Quest Advisors after due inquiry, as of the Closing Date there are no outstanding breaches by Quest Portfolio of any agreement, indenture, instrument, contract, lease or other undertaking to which it is a party, or by which it is bound (other than any breaches that individually or in the aggregate would not have a material adverse effect on the Quest Portfolio).

     (e) To the best knowledge of Quest Advisors upon due inquiry, there are no unresolved or outstanding shareholder claims or inquiries related to Quest Portfolio and there will be no such claims or inquiries as of the Closing Date other than as disclosed by Quest Advisors in writing to Oppenheimer Fund prior to the Closing Date.

     (f) Quest Advisors is not aware of any threatened or pending litigation, administrative proceeding, investigation, examination or inquiry of or before any court or governmental body relating to the Quest Portfolio or any of its properties or assets which, if adversely determined, would materially and adversely affect the Quest Portfolio's business or its ability to consummate the transactions herein contemplated.

     (g) Quest Advisors is not aware of any outstanding or threatened private claims or litigation relating to Quest Portfolio. Quest Advisors knows of no facts that might form the basis for such proceedings.

     (h) Except as previously disclosed to Oppenheimer Fund in writing, and except as have been fully corrected, there have been no miscalculations of the net asset value of Quest Portfolio during the twelve-month period preceding the Closing Date and all such calculations have been done in accordance with the provisions of Rule 2a-4 under the 1940 Act.

     (i) There are no claims, levies or liabilities for corporate, excise, income or other federal, state or local taxes outstanding or threatened against Quest Portfolio, other than those reflected in its most recent audited financial statements. Quest Advisors knows of no facts that might form the basis for such proceedings.

     (j) To the best knowledge of Quest Advisors after due inquiry, there have been no material adverse changes in Quest Portfolio's financial condition, assets, liabilities or business, other than those reflected in its most recent audited financial statements and all liabilities of Quest Portfolio (contingent and otherwise) known to Quest Advisors have been reported in writing to the Oppenheimer Fund prior to the date of this Agreement and prior to the Closing Date. A reduction in net assets due to shareowner redemptions will not be deemed to be a material adverse change.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE QUEST PORTFOLIO

     The obligations of Quest Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by Oppenheimer Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of Oppenheimer Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     6.2 Oppenheimer Fund shall have delivered to Quest Portfolio a certificate executed in Oppenheimer Fund's name by Oppenheimer Fund's President, Vice President or Secretary and, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Quest Portfolio and dated as of the Closing Date, to the effect that the representations and warranties of Oppenheimer Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Quest Portfolio shall reasonably request;

     6.3 Quest Portfolio shall have received a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to the Oppenheimer Fund, dated as of the Closing Date, in a form reasonably satisfactory to Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to Quest Portfolio, covering the following points:

     That (a) Oppenheimer Fund is an unincorporated voluntary association duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Oppenheimer Fund is a duly registered, open-end, management investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by the Oppenheimer Fund, and assuming due authorization, execution and delivery of this Agreement by Quest Portfolio, is a valid and binding obligation of Oppenheimer Fund enforceable against Oppenheimer Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Oppenheimer Fund shares to be issued to Quest Portfolio shareholders as provided by this Agreement are duly authorized and upon delivery of such shares to Quest Portfolio will be validly issued and outstanding and fully paid and non-assessable (except as otherwise set forth in the current statement of additional information for the Oppenheimer Fund under "How the Fund is Managed -
      Organization and History") and no shareholder of Oppenheimer Fund has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Oppenheimer Fund's Declaration of Trust and By-Laws or any provision of any material agreement (known to such counsel) to which Oppenheimer Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any material obligation or the imposition of any material penalty under any agreement, judgment or decree to which Oppenheimer Fund is a party or by which it is bound; (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Oppenheimer Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act , the 1934 Act and the 1940 Act and such as may be required under state securities laws; (g) only insofar as they relate to Oppenheimer Fund, the descriptions in the Proxy Materials of statutes, legal and governmental proceedings and contracts and other documents, if any, are accurate in all material respects and fairly present the information required to be shown; (h) such counsel does not know of any legal or governmental proceedings, only insofar as they relate to Oppenheimer Fund, existing on or before the date of mailing of the Proxy Materials or the Closing Date that are required to be described in the Registration Statement or in any documents that are required to be filed as exhibits to the Registration Statement that are not described as required; and (i) to the best knowledge of such counsel, no material litigation or administrative proceedings or investigation of or before any court or governmental body is presently pending or overtly threatened as to Oppenheimer Fund or any of its properties or assets and Oppenheimer Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

     6.4 All actions taken by Oppenheimer Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to Quest Portfolio and its counsel, Gordon Altman Butowsky Weitzen Shalov & Wein.

     6.5 As of the Closing Date, there shall be no material change in the investment objective, policies and restrictions nor any increase in the investment management fees, fees payable pursuant to Oppenheimer Fund's 12b-1 plans of distribution or sales loads of Oppenheimer Fund from those described in the Prospectus and Statement of Additional Information of Oppenheimer Fund dated April 25, 1995, as supplemented July 14, 1995, except as may have been approved by shareholders of the Oppenheimer Fund.

     6.6 The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of the Quest Portfolio at the close of business on the Valuation Date.

     7.   Conditions Precedent to Obligations of Oppenheimer Fund

     The obligations of Oppenheimer Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by Quest Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of Quest For Value, on behalf of Quest Portfolio, and Quest Advisors contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 Quest Portfolio shall have delivered to Oppenheimer Fund a statement of Quest Portfolio Assets and its liabilities, together with a list of Quest Portfolio's securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Quest Portfolio;

     7.3 Quest Portfolio shall have delivered to Oppenheimer Fund at the Closing a certificate executed in Quest For Value's name by the President, Vice President or Secretary and the Treasurer or Assistant Treasurer of Quest For Value, in form and substance satisfactory to Oppenheimer Fund and dated as of the Closing Date, to the effect that the representations and warranties of Quest for Value, on behalf of Quest Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Oppenheimer Fund shall reasonably request. Such a certificate shall also be delivered to Oppenheimer Fund as executed by Quest Advisors with respect to its representations and warranties made in paragraph 5.3.

     7.4 Oppenheimer Fund shall have received at the Closing a favorable opinion dated as of the Closing Date of Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to Quest For Value, in a form satisfactory to Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to Oppenheimer Fund covering the following points:

     That (a) Quest Portfolio is a series of Quest For Value, an unincorporated voluntary association duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Quest For Value is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Quest For Value on behalf of Quest Portfolio and, assuming due authorization, execution and delivery of this Agreement by Oppenheimer Fund, is a valid and binding obligation of Quest For Value enforceable against Quest For Value in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Quest For Value's Declaration of Trust or By-Laws or any provision of any material agreement (known to such counsel) to which Quest For Value is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any material obligation or the imposition of any material penalty under any agreement, judgment or decree to which Quest For Value is a party or by which it is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Quest For Value of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; (f) only insofar as they relate to Quest For Value, the descriptions in the Proxy Materials of statutes, legal and governmental proceedings and contracts and other documents, if any, are accurate in all material respects and fairly present the information required to be shown; (g) such counsel does not know of any legal or governmental proceedings, only insofar as they relate to Quest For Value, existing on or before the date of mailing the Proxy Materials or the Closing Date that are required to be described in the Registration Statement or in any documents that are required to be filed as exhibits to the Registration Statement that are not described as required; and (h) to the best knowledge of such counsel, no material litigation or administrative proceedings or investigation of or before any court or governmental body is presently pending or overtly threatened as to Quest For Value or any of its properties or assets and Quest Portfolio is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

     7.5 Between the date hereof and the Closing Date, Quest For Value shall provide Oppenheimer Fund and its representatives reasonable access during regular business hours and upon reasonable notice to the books and records of or relating to Quest Portfolio, including without limitation the books and records of Quest For Value, as Oppenheimer Fund may reasonably request. All such information obtained by Oppenheimer Fund and its representatives shall be held in confidence and may not be used for any purpose other than in connection with the transaction contemplated hereby. In the event that the transaction contemplated by this Agreement is not consummated, Oppenheimer Fund and its representatives will promptly return to Quest For Value all documents and copies thereof with respect to Quest Portfolio obtained from Quest For Value during the course of such investigation.

     7.6 Quest For Value, on behalf of Quest Portfolio shall have delivered to Oppenheimer Fund, pursuant to paragraph 5.2(g), copies of the most recent financial statements of Quest Portfolio certified by Price Waterhouse LLP.

     7.7 On the Closing Date, the Quest Portfolio Assets shall include no assets that Oppenheimer Fund, by reason of charter limitations or otherwise, may not properly acquire.

     7.8 All actions taken by Quest For Value and Quest Portfolio in connection with the transactions contemplated by the Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to Oppenheimer Fund and its counsel, Gordon Altman Butowsky Weitzen Shalov & Wein.

     7.9 The stated liabilities, expenses, costs, charges and reserves reflected on the unaudited Statement of Assets and Liabilities of the Quest Portfolio referred to in paragraph 1.3 shall have been agreed to by the Oppenheimer Fund.

     7.10 The filing of the Registration Statement shall have been approved by the Board of Trustees of the Oppenheimer Fund.

     7.11 The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of the Quest Portfolio at the close of business on the Valuation Date.

     8. Further Conditions Precedent to Obligations of Oppenheimer Fund and Quest Portfolio

     The obligations of Quest Portfolio and Oppenheimer Fund hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Quest Portfolio and certified copies of the resolutions evidencing such approval shall have been delivered to Oppenheimer Fund;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions or any exemptive orders from such federal and state authorities) deemed necessary by Oppenheimer Fund or Quest For Value on behalf of Quest Portfolio to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Oppenheimer Fund or Quest Portfolio.

     8.4 The Registration Statement on Form N-14 shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 Quest Portfolio shall have declared and paid a dividend or dividends and/or other distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Quest Portfolio Shareholders all of Quest Portfolio's investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt income and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received a favorable opinion from Price Waterhouse LLP (based on such representations as such firm shall reasonably request), addressed to Oppenheimer Fund and Quest Portfolio, which opinion may be relied upon by the shareholders of Oppenheimer Fund and Quest Portfolio, substantially to the effect that, for federal income tax purposes:


     (a) The transfer of substantially all of Quest Portfolio's assets in exchange for Oppenheimer Fund shares and the assumption by Oppenheimer Fund of certain identified liabilities of Quest Portfolio followed by the distribution by Quest Portfolio of Oppenheimer Fund shares to the Quest Portfolio Shareholders in exchange for their Quest Portfolio shares will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code and Quest Portfolio and Oppenheimer Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

     (b) Pursuant to Section 1032 of the Code, no gain or loss will be recognized by Oppenheimer Fund upon the receipt of the assets of Quest Portfolio solely in exchange for Oppenheimer Fund shares and the assumption by Oppenheimer Fund of the identified liabilities of Quest Portfolio;

     (c) Pursuant to Section 361(a) of the Code, no gain or loss will be recognized by Quest Portfolio upon the transfer of the assets of Quest Portfolio to Oppenheimer Fund in exchange for Oppenheimer Fund shares and the assumption by Oppenheimer Fund of the identified liabilities of Quest Portfolio, or upon the distribution of Oppenheimer Fund shares to the Quest Portfolio Shareholders in exchange for the Quest Portfolio shares;

     (d) Pursuant to Section 354(a) of the Code, no gain or loss will be recognized by the Quest Portfolio Shareholders upon the exchange of the Quest Portfolio shares for the Oppenheimer Fund shares;

     (e) Pursuant to Section 358 of the Code, the aggregate tax basis for Oppenheimer Fund shares received by each Quest Portfolio Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Quest Portfolio shares held by each such Quest Portfolio Shareholder immediately prior to the Reorganization;

     (f) Pursuant to Section 1223 of the Code, the holding period of Oppenheimer Fund shares to be received by each Quest Portfolio Shareholder will include the period during which the Quest Portfolio shares surrendered in exchange therefor were held (provided such Quest Portfolio shares were held as capital assets on the date of the Reorganization);

     (g) Pursuant to Section 362(b) of the Code, the tax basis of the assets of Quest Portfolio acquired by Oppenheimer Fund will be the same as the tax basis of such assets to Quest Portfolio immediately prior to the Reorganization;

     (h) Pursuant to Section 1223 of the Code, the holding period of the assets of Quest Portfolio in the hands of Oppenheimer Fund will include the period during which those assets were held by Quest Portfolio; and

     (i) Oppenheimer Fund will succeed to and take into account the items of Quest Portfolio described in Section 381(c) of the Code, including the earnings and profits, or deficit in earnings and profits, of Quest Portfolio as of the date of the transaction. Oppenheimer Fund will take those items into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and applicable regulations thereunder.

Notwithstanding anything herein to the contrary, neither Oppenheimer Fund nor Quest Portfolio may waive the material conditions set forth in this paragraph 8.6 although the actual wording of such opinion may differ to the extent agreed to by Oppenheimer Fund and Quest Portfolio.

     9.   Brokerage Fees and Expenses

     9.1  Oppenheimer Fund and Quest For Value on behalf of Quest
Portfolio each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 (a) Oppenheimer Management Corporation shall bear the expenses of Oppenheimer Fund incurred in connection with entering into and carrying out the provisions of this Agreement, including legal, accounting and Commission registration fees and Blue Sky expenses. Quest Advisors (or a party other than Oppenheimer Fund) shall bear Quest Portfolio's expenses incurred in connection with entering into and carrying out the provisions of this Agreement, including legal and accounting fees, and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein. Notwithstanding the foregoing, expenses incurred with respect to the tax opinion referenced in paragraph
8.6 and expenses of the proxy solicitation, including the cost of printing and mailing the Proxy Materials, will be evenly apportioned between Quest Advisors and Oppenheimer Management Corporation.

     (b) In the event the transactions contemplated herein are not consummated by reason of Quest Portfolio's being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Quest Portfolio's obligations specified in this Agreement), Quest Advisors' (or a party other than Oppenheimer Fund) only obligation hereunder shall be to reimburse Oppenheimer Fund (or Oppenheimer Management Corporation) for all reasonable out-of-pocket fees and expenses incurred by Oppenheimer Fund (or Oppenheimer Management Corporation) in connection with those transactions, including legal, accounting and filing fees.

     (c) In the event the transactions contemplated herein are not consummated by reason of Oppenheimer Fund's being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Oppenheimer Fund's obligations specified in the Agreement), Oppenheimer Fund's only obligations hereunder shall be to reimburse Quest Portfolio (or Quest Advisors) for all reasonable out-of-pocket fees and expenses incurred by Quest Portfolio (or Quest Advisors) in connection with those transactions, including legal, accounting and filing fees, and to comply with the provisions of paragraph 7.5 hereof.

     10.  Entire Agreement: Survival of Warranties

     10.1 Oppenheimer Fund, Quest For Value, on behalf of Quest Portfolio and Quest Advisors agree that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein.

     11.  Termination

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

     (a) by the mutual written consent of Quest For Value, on behalf of Quest Portfolio, and Oppenheimer Fund;

     (b) by either Oppenheimer Fund or Quest For Value, on behalf of Quest Portfolio, by notice to the other, without liability to the terminating party on account of such termination (providing the termination party is not otherwise in default or in breach of this Agreement) if the Closing shall not have occurred on or before February 29, 1996; or

     (c) by either Oppenheimer Fund or Quest For Value, on behalf of Quest Portfolio, in writing without liability of the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of the Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date,
(ii) Quest Advisors, Quest For Value or the Quest Portfolio, or the Oppenheimer Fund, respectively, materially breaches or shall have breached any of its representations, warranties or covenants contained herein,
(iii) the Quest Portfolio Shareholders fail to approve the Agreement, (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met or (v) the acquisition contemplated by the Acquisition Agreement is not consummated.

     11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder (other than Oppenheimer Fund's obligations under paragraph 7.5) and there shall be no liability for damages on the part of the Oppenheimer Fund, Quest Portfolio or Quest Advisors or the trustees, directors or officers of Oppenheimer Fund, Quest Portfolio or Quest Advisors, to any other party or its trustees, directors or officers.

     (b) Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder (other than Oppenheimer Fund's obligations under paragraph 7.5) and there shall be no liability for damages on the part of Oppenheimer Fund, Quest Portfolio or Quest Advisors or the trustees, directors or officers of Oppenheimer Fund, Quest Portfolio or Quest Advisors, to any other party or its trustees, directors or officers, except that any party in breach of this Agreement (or, as to a termination pursuant to paragraph 11.1(c)(v), in breach of the Acquisition Agreement) shall, upon demand, reimburse the non-breaching party or parties for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees. For the purposes of this paragraph 11.2(b), the non-fulfillment of the condition set forth in paragraph 8.1 shall not be deemed a breach entitling a party to reimbursement of expenses and fees.

     12.  Amendments

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Quest For Value, Oppenheimer Fund and Quest Advisors; provided, however, that following the meeting of Quest Portfolio's shareholders called by Quest Portfolio pursuant to paragraph 4.2, no such amendment may have the effect of changing the provisions for determining the number of Oppenheimer Fund Shares to be issued to the Quest Portfolio Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

     13.  Indemnification

     13.1 Oppenheimer Management Corporation will indemnify and hold harmless, Quest For Value, Quest Portfolio and Quest Advisors, and their respective trustees, directors, officers and shareholders against any and all claims to the extent such claims are based upon, arise out of or relate to any untruthful or inaccurate representations made by Oppenheimer Fund on behalf of Oppenheimer Fund in this Agreement or any breach by Oppenheimer Fund of any warranty or any failure to perform or comply with any of its obligations, covenants, conditions or agreements set forth in this Agreement, including those set forth in paragraph 1.3.

     13.2 Quest Advisors will indemnify and hold harmless Quest For Value, Oppenheimer Fund, and their respective trustees, officers and shareholders against any and all claims to the extent such claims are based upon, arise out of or relate to any untruthful or inaccurate representation made by Quest For Value on behalf of Quest Portfolio or Quest Advisors in this Agreement or any breach by Quest Portfolio or Quest Advisors of any warranty or any failure by Quest Portfolio to perform or comply with any of its obligations, covenants, conditions or agreements set forth in this Agreement.

     13.3 As used in this section 13, the word claim means any and all liabilities, obligations, losses, damages, deficiencies, demands, claims, penalties, assessments, judgments, actions, proceedings and suits of whatever kind and nature and all costs and expenses (including, without limitation, reasonable attorneys' fees).

     13.4 Promptly after the receipt by any party (the "Indemnified Party"), of notice of any claim by a third party which may give rise to indemnification hereunder, the Indemnified Party shall notify the party against whom a claim for indemnification may be made hereunder (the "Indemnifying Party"), in reasonable detail of the nature and amount of the claim. The Indemnifying Party shall be entitled to assume, at its sole cost and expense (unless it is subsequently determined that the Indemnifying Party did not have the obligation to indemnify the Indemnified Party under such circumstances), and shall have sole control of the defense and settlement of such action or claim; provided, however, that:

     (a) the Indemnified Party shall be entitled to participate in the defense of such claim and, in connection therewith, to employ counsel at its own expense; and

     (b) without the prior written consent of the Indemnified Party which shall not be unreasonably withheld, the Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement that requires any action other than the payment of money.

In the event the Indemnifying Party elects to assume control of the defense of any such action in accordance with the foregoing provisions,
(i) the Indemnifying Party shall not be liable to Indemnified Party for any legal fees, costs and expenses incurred by the Indemnified Party in connection with the defense thereof arising after the date the Indemnifying Party elects to assume control of such defense and (ii) Indemnified Party shall fully cooperate with the Indemnifying Party in such defense. If the Indemnifying Party does not assume control of the defense of such claim in accordance with the foregoing provisions, the Indemnified Party shall have the right to defend such claim, in which case the Indemnifying Party shall pay all reasonable costs and expenses of such defense plus interest on the cost of defense from the date paid at a rate equal to the prime commercial rate of interest as in effect from time to time at Citibank, N.A. The Indemnified Party shall conduct such defense in good faith and shall have the right to settle the matter with the prior written consent of the Indemnifying Party which shall not be reasonably withheld.

     14.  Notices

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed to Oppenheimer Fund at Two World Trade Center, 34th Floor, New York, New York 10048-0203 Attention: Andrew J. Donohue with a copy to Ronald Feiman, Esq. at Gordon Altman Butowsky Weitzen Shalov & Wein, 114 West 47th Street, New York, New York 10036; to Quest For Value at One World Financial Center, New York, New York 10281 Attention: Thomas Duggan, with a copy to Stuart Strauss, Esq. at Gordon Altman Butowsky Weitzen Shalov & Wein, 114 West 47th Street, New York, New York 10036.

     15. Headings; Counterparts; Governing Law; Assignment; Limitation of Liability

     15.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Except as provided in the following sentence, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement. A shareholder of Quest Portfolio who becomes a shareholder of Oppenheimer Fund on the Closing Date and continues to be a shareholder of Oppenheimer Fund, shall be entitled to the benefits and may enforce the provisions of paragraph 4.9 hereof except insofar as paragraph 4.9 relates to the election of trustees; and the persons designated in paragraphs 13.1 and 13.2 hereof shall be entitled to the benefits and may enforce the provisions of section 13 hereof.

     15.5 The obligations and liabilities of Oppenheimer Fund hereunder are solely those of Oppenheimer Fund. It is expressly agreed that shareholders, trustees, nominees, officers, agents or employees of Oppenheimer Fund shall not be personally liable hereunder. Quest For Value and Quest Advisors acknowledge that each has notice of the provisions of Oppenheimer Fund's Declaration of Trust disclaiming shareholder and trustee liability for acts and obligations of the Oppenheimer Fund. The execution and delivery of this Agreement have been authorized by the trustees of Oppenheimer Fund and signed by the officers of Oppenheimer Fund acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of the, individually or to impose any liability on any of them personally.

     15.6 The obligations and liabilities of the Quest For Value on behalf of Quest Portfolio hereunder are solely those of the Quest Portfolio and not of any other series of Quest For Value. It is expressly agreed that shareholders, trustees, nominees, officers, agents, or employees of Quest For Value and Quest Portfolio shall not be personally liable hereunder. Oppenheimer Fund acknowledges that it has notice of the provisions of Quest For Value's Declaration of Trust disclaiming shareholder and trustee liability for acts and obligations of Quest For Value. The execution and delivery of this Agreement have been authorized by the trustees of Quest For Value and signed by officers of Quest For Value acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

                     OPPENHEIMER CALIFORNIA TAX-EXEMPT FUND

                     By: /s/ Andrew J. Donohue
                     ---------------------------------------
                          Andrew J. Donohue, Secretary

                     QUEST FOR VALUE FAMILY OF FUNDS

                     By: /s/ Bernard H. Garil
                     ---------------------------------------
                          Bernard H. Garil, Vice President

                     QUEST FOR VALUE ADVISORS

                     By: /s/ Bernard H. Garil
                     ---------------------------------------
                          Bernard H. Garil, President





LEGAG\QUEST.CTE

                                                                   EXHIBIT B


The aggregate purchase price for the Purchased Assets and will be an amount equal to the sum of (i) the Initial Purchase Payment (as hereinafter defined) payable in cash at the Acquisition Closing, (ii) the aggregate amount of all unamortized prepaid commissions as of the business day immediately preceding the Acquisition Closing which relate to the Acquired Funds (excluding those with respect to Citibank, N.A.) payable in cash at the Acquisition Closing, (iii) the amount payable by OMC in respect of the right, title and interest of Citibank, N.A. to certain commissions, (iv) the Deferred Purchase Payment (as hereinafter defined).

The "Initial Purchase Payment" shall be an amount equal to the sum of (x) 225% of the Annualized Fee Amount (as hereinafter defined) of each Reorganized Fund and (y) 270% of the Annualized Fee Amount of each Continuing Fund (excluding the Quest for Value Officers Fund). The "Annualized Fee Amount" of an Acquired Fund shall equal the product of (i) such Acquired Fund's Closing Net Assets (as hereinafter defined) and (ii) the annual advisory fee payable to QVA by such Acquired Fund at the rate indicated in the most recent prospectus for such Acquired Fund at the Acquisition Closing (plus any applicable annual administrative fee). "Closing Net Assets" for an Acquired Fund shall mean the aggregate net asset value of such Acquired Fund as of the close of business on the last business date preceding the Acquisition Closing.

The "Deferred Purchase Payment" shall be an amount equal to the aggregate amounts determined for all Reorganized Funds pursuant to the following formula: the Closing Payment (as hereinafter defined) times the Applicable Percentage (as hereinafter defined). The "Closing Payment" shall be the aggregate amount calculated for all Reorganized Funds pursuant to clause (x) of the Initial Purchase Payment formula. The "Applicable Percentage" shall be 100% if the Continuing Net Asset Percentage (as hereinafter defined) is 75% or more, 0% if the Continuing Net Asset Percentage is 50% or less and the percentage determined in accordance with the following formula if the Continuing Net Asset Percentage is between 75% and 50%: 100% - (4) (75% - Continuing Net Asset Percentage). The "Continuing Net Asset Percentage" shall equal the percentage obtained by dividing the Anniversary Net Assets (as hereinafter defined) by the Closing Net Assets. The "Anniversary Net Assets" shall mean the most recently determined aggregate net asset values of all Reorganized Funds as of 8:00 p.m. on the first anniversary of the Acquisition Closing of each account of the Reorganized Funds which are eligible to be included in Anniversary Net Assets in accordance with the principles set forth in the Acquisition Agreement.




MERGE\QFVF790.D2

                       QUEST FOR VALUE FAMILY OF FUNDS
                         CALIFORNIA TAX-EXEMPT FUND

                   PROXY FOR SPECIAL SHAREHOLDERS MEETING
                        TO BE HELD NOVEMBER 16, 1995

The undersigned shareholder of California Tax-Exempt Fund (the "Fund"), a series of Quest for Value Family of Funds (the "Trust"), does hereby appoint Thomas E. Duggan and Maria Camacho and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Fund to be held on November 16, 1995, at One World Financial Center, New York, New York 10281 on the 40th Floor at 10:00 A.M., New York time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

1. To approve an Agreement and Plan of Reorganization dated as of September 26, 1995 by and among Oppenheimer California Tax-Exempt Fund, the Trust, on behalf of the Fund, and Quest for Value Advisors, and the transactions contemplated thereby, including the transfer of substantially all the assets of the Fund in exchange for Class A shares of Oppenheimer California Tax-Exempt Fund and the assumption by Oppenheimer California Tax-Exempt Fund of certain liabilities of the Fund, the distribution of such shares to the shareholders of the Fund in liquidation of the Fund, the cancellation of the outstanding shares of the Fund.

          FOR____         AGAINST____           ABSTAIN____

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHO RECOMMENDS A VOTE FOR THE PROPOSAL ABOVE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ABOVE OR FOR IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

                          Dated:________________________, 1995
                                (Month)    (Day)

                                ______________________________
                                     Signature(s)

                                ______________________________
                                     Signature(s)


MERGE\QFVF790.D2